UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Western Alliance Bancorporation
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2012

To the Stockholders of Western Alliance Bancorporation:

The Annual Meeting of Stockholders (“Annual Meeting”) of Western Alliance Bancorporation (“Company”) will be held at the Company’s headquarters at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004 on Tuesday, April 24, 2012, at 8:00 a.m., local time, for the following purposes:

1.	To elect five Class I directors to the Board of Directors whose terms will expire at the 2015 annual meeting;

2.

To approve an amendment to the 2005 Stock Incentive Plan that will (i) increase by 2,000,000 the maximum number of shares available for issuance thereunder; (ii) increase the maximum number of shares of Stock that can be awarded to any person eligible for an award thereunder to 300,000 per calendar year; and (iii) provide for additional business criteria upon which performance-based awards may be based thereunder.

3.	To approve, on a non-binding advisory basis, executive compensation;

4.	To vote, on a non-binding advisory basis, on the frequency of executive compensation votes;

5.	To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor; and

6.	To transact such other business as may properly come before the stockholders at the Annual Meeting.

Only stockholders of record at the close of business on March 2, 2012, will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the offices of the Company for a period of ten days prior to the Annual Meeting until the close of such meeting.

Your vote is important. Even if you plan to attend the Annual Meeting in person, please vote your shares of the Company’s common stock in one of these ways: (1) use the toll-free telephone number shown on the proxy card; (2) visit the website listed on the proxy card; or (3) mark, sign, date and promptly return the proxy card to the address provided. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

By order of the Board of Directors,

Linda N. Mahan

Secretary

Phoenix, Arizona

March 23, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 24, 2012: This proxy statement, along with our annual report on Form 10-K for the fiscal year ended December 31, 2011, are available free of charge online at www.proxyvote.com.

PROXY STATEMENT

WESTERN ALLIANCE BANCORPORATION

One E. Washington Street, Suite 1400

Phoenix, Arizona 85004

GENERAL INFORMATION

This proxy statement is being provided to stockholders of Western Alliance Bancorporation (“Company”) for solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Company’s headquarters at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, at 8:00 a.m., local time, on Tuesday, April 24, 2012 and any and all adjournments thereof. This proxy statement, the Company’s annual report on Form 10-K, and the proxy card will be mailed to stockholders on or about March 23, 2012. The Company will pay all expenses incurred in this solicitation. The Company is soliciting proxies by mail, over the Internet and by telephone, and the Company’s directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. In addition, the Company has retained Morrow & Co., LLC of 470 West Ave. Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $7,000 plus disbursements based on out-of-pocket expenses, telecommunicators, directory assistance and related telephone expenses. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to beneficial owners.

Your proxy is being solicited by the Board of Directors of the Company. Your proxy will be voted as you direct; however, if no instructions are given on an executed and returned proxy, it will be voted FOR the election of the five Class I director nominees whose terms will expire at the 2015 annual meeting and FOR the other proposals described in this proxy statement.

If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors. The Company is required to file an annual report on Form 10-K for its 2011 fiscal year with the Securities and Exchange Commission (“SEC”). Stockholders may obtain, free of charge, a copy of our annual report on Form 10-K by visiting www.proxyvote.com or www.westernalliancebancorp.com, or by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

VOTING RIGHTS

Only stockholders of record at the close of business on March 2, 2012 (“Record Date”) are entitled to vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were 83,132,092 shares of common stock outstanding and eligible to be voted at the Annual Meeting. Each holder of common stock shall have one vote for each share of common stock of the Company in the holder’s name on the Record Date.

The accompanying proxy is for use at the Annual Meeting if a stockholder does not attend the Annual Meeting in person or will attend the Annual Meeting but wishes to vote by proxy. Proxies may be granted by completing a form over the Internet, using a toll-free telephone number, or completing the proxy card and mailing it in the postage-paid envelope provided. Stockholders who provide their proxy over the Internet may incur costs, such as telephone and Internet access charges, for which the stockholder is responsible. Eligible stockholders of record will not be able to provide their proxy through the Internet or over the telephone after 11:59 p.m. Eastern Time on April 23, 2012. After such time, stockholders of record will only be able to vote by attending the Annual Meeting and voting in person. Specific instructions to be followed by any stockholder interested in providing a proxy via the Internet or telephone are shown on the enclosed proxy card. The Internet and telephone procedures are designed to authenticate the stockholder’s identity and to allow stockholders to direct the holders of their proxies to vote their shares as directed and confirm that their instructions have been properly recorded.

A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written revocation or a duly executed proxy bearing a later date (including a proxy given over the Internet or by telephone), or by voting in person at the Annual Meeting. Attendance at the Annual Meeting without voting will not revoke a previously provided proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (“record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct.

If you do not give instructions, whether the broker can vote your shares depends on whether the proposal is considered “routine” or “non-routine” under New York Stock Exchange (“NYSE”) rules. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions. The Ratification of Auditor (Item 5) is the only proposal set forth in this proxy statement considered routine.

For each of the proposals to be considered at the Annual Meeting, abstentions and broker non-votes will have the following effect:

Item 1 – Election of Directors. Broker non-votes and abstentions will have no effect on this proposal.

Item 2 – Approval of Amendment of 2005 Stock Incentive Plan. Abstentions will have the same effect as votes against the proposal, and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

Item 3 – Advisory (Non-Binding) Vote on Executive Compensation. Broker non-votes and abstentions will have no effect on this proposal.

Item 4 – Advisory (Non-Binding) Vote on the Frequency of Executive Compensation Votes. Broker non-votes and abstentions will have no effect on this proposal.

Item 5 – Ratification of Auditor. Broker non-votes and abstentions will have no effect on this proposal.

If your shares are held in the name of a bank or broker, your ability to provide a proxy over the Internet or via the telephone will depend on the processes of your bank or broker. Therefore, we recommend that you follow the instructions on the form you receive.

Quorum and Summary of Proposals

The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote, for purposes of determining the presence of a quorum at the Annual Meeting. Our Board of Directors has recommended you vote “FOR” the director-nominees and the other proposals set forth in this proxy statement.

Item 1—Election of Directors

Directors will be elected by a plurality of the votes cast in person or by proxy. There will be no cumulative voting in the election of directors.

Item 2 – Approval of Amendment of 2005 Stock Incentive Plan.

The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment to the 2005 Stock Incentive Plan, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

Item 3 – Advisory (Non-Binding) Vote on Executive Compensation

The advisory vote will be approved if the votes cast for the proposal exceed those cast against it. Because the vote is advisory, neither the Company nor the Board of Directors will be bound to take action based upon the outcome. However, the Compensation Committee and Board of Directors may consider the outcome of the vote when considering future executive compensation arrangements.

Item 4 – Advisory (Non-Binding) Vote on Frequency of Executive Compensation Votes

The advisory vote to approve the compensation of our named executive officers every year will be approved if it receives the votes representing a majority of the votes cast on the proposal. Because the vote is advisory, neither the Company nor the Board of Directors will be bound to take action based upon the outcome. However, the Compensation Committee and Board of Directors may consider the outcome of the vote when considering the frequency of future votes on executive compensation.

Item 5 – Ratification of Auditor

The proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. If the appointment is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2012 will stand, unless the Audit Committee finds other good reason for making a change.

Shares in the Company 401(k) Plan

If you hold shares in the Western Alliance Bancorporation 401(k) Plan, referred to as the 401(k) Plan, you may instruct the plan trustee on how to vote your shares in the 401(k) Plan by mail, by telephone or over the Internet as described above. You may vote or provide instructions with respect to all of the shares of our common stock allocated to your account on the Record Date.

In addition, your vote or instructions will also apply pro rata, along with the votes or instructions of other participants in the 401(k) Plan who return voting instructions to the trustee, to all shares held in the 401(k) Plan for which voting directions are not received. These undirected shares may include shares credited to the accounts of participants who do not return their voting instructions and shares held in the 401(k) Plan that were not credited to individual participants accounts as of the Record Date. The trustee will automatically apply your voting preference to the undirected shares proportionately with all other participants who provide voting directions.

CORPORATE GOVERNANCE

The Board of Directors is responsible for ensuring effective governance over the Company’s affairs. The Company has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics. These documents are available in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Board Leadership Structure

In accordance with the Company’s bylaws, the Chairman of the Board is a discretionary position whose sole stated duty is to preside at meetings of the Board of Directors and meetings of stockholders, as well as to perform such other duties as assigned to him by the Board of Directors. The Chief Executive Officer (“CEO”) is required to be a member of the Board of Directors, subject to the control of the Board of Directors, and has general supervision, direction and control of the business and officers of the Company. The positions of Chairman and CEO may be held by the same person or may be held by two people. The Board does not have a definitive policy on whether the role of the Chairman and the CEO should be separate.

The Company has a Lead Independent Director, who is selected by the non-management Directors, because the Board believes the position can contribute to improved corporate performance in the following ways: (1) supporting effective communication and building a productive relationship between the CEO and other members of executive management and the Board; (2) leading the process for improving Board performance; and (3) assisting in a crisis. In addition to the duties of all Directors, the specific responsibilities of the Company’s Lead Independent Director are as follows:

•	Assist the Chairman/CEO with setting the Board agenda and schedules;

•	Preside at meetings in the absence of the Chairman/CEO;

•	Lead the Board in evaluating the Chairman/CEO;

•	Call for meetings of the independent and/or non-management directors as necessary, set the agenda and preside at such meetings;

•	Provide feedback to the CEO and management team on issues of interest or concern to the Directors, including ensuring the Board has the information it has requested;

•	Work with the Governance Committee regarding committee assignments, succession planning and Board candidates;

•	Work with the Governance Committee to lead the Board and individual directors through an annual evaluation process;

•	Assist new Board members and provide counsel needed to enable them to become active and productive contributors;

•	Facilitate outside director action in a crisis;

•	Stay informed about Company activities, strategies, performance and provide counsel and feedback to the Chairman/CEO;

•	Lead the Board to achieve consensus in its deliberations while reaching timely decisions;

•	Lead the Board process to ensure focus on strategic issues rather than minutiae; and

•	If requested, communicate directly with shareholders.

After careful consideration, the Nominating and Corporate Governance Committee (“Governance Committee”) continues to believe that the Company’s current Board structure combining the CEO and Chairman of the Board positions and utilizing a Lead Independent Director is the most appropriate leadership structure for the Company and its stockholders. The Governance Committee based its determination on a number of reasons, the most significant of which include the following:

•

As noted above, the Chairman has no specific duties under the Company’s bylaws, and therefore a combined Chairman and CEO role does not result in any consolidation of function or authority. On the other hand, the combined role allows for more productive meetings. The CEO is the individual selected by the Board of Directors to manage the Company on a day to day basis, and his direct involvement in the Company’s operations makes him best positioned to lead productive board strategic planning sessions and determine the time allocated to each agenda item in discussions of the Company’s short- and long-term objectives.

•

Our Board structure provides strong oversight by independent directors and in addition a majority of our operations are subject to extensive regulation. Our Lead Independent Director’s responsibilities include leading independent and non-management sessions of the Board of Directors during which our directors meet without management. These sessions allow the Board of Directors to review key decisions and discuss matters in a manner that is independent of the CEO, and where necessary, critical of the CEO and senior management. In addition, each of the Board’s standing committees, with the exception of the Finance and Investment Committee, is chaired by an independent director.

Director Selection Process

One of the primary responsibilities of the Governance Committee is to assist the Board of Directors in identifying, and reviewing the qualifications of, prospective directors of the Company. The Board of Directors and the Governance Committee periodically review the appropriate size of the Board. In considering candidates for the Board of Directors, the Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Governance Committee-recommended nominee.

The Governance Committee is guided by the following basic selection criteria for all nominees:

•

The director’s/potential director’s character and integrity, experience and understanding of strategy and policy-setting, reputation for working constructively with others and sufficient time to devote to board matters;

•	The director’s/potential director’s educational, business, non-profit or professional acumen and experience;

•

Whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background, perspective and experience, including with respect to age, gender, race, place of residence and specialized experience;

•	Whether the director/potential director meets the independence requirements of the SEC and listing standards of the NYSE;

•

Whether the director/potential director has the financial acumen or other professional, educational or business experience relevant to an understanding of the Company’s business, such as experience in a regulated industry or a publicly held company;

•	Whether the director/potential director would be considered a “financial expert” or “financially literate” as defined in the listing standards of the NYSE or applicable law;

•

Whether the director/potential director, by virtue of particular technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a Board member; and

•	Whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team in highly regulated environment.

The Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In addition to the criteria set forth above, the Governance Committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties. Moreover, the Governance Committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Governance Committee will consider nominees for directors recommended by stockholders. A stockholder wishing to recommend a director candidate for consideration by the Committee should send such recommendation to the Company’s Corporate Secretary at the address shown on the cover page of this proxy statement, who will then forward it to the Governance Committee. Any such recommendation should include the following minimum information for each director nominee: full name, address and telephone number, age, a description of the candidate’s qualifications for service on the Board of Directors (such as principal occupation and directorships on publicly held companies during the past five years), the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and the number of shares of Company common stock owned, if any. A stockholder who wishes to nominate an individual as a director candidate at the annual meeting of stockholders, rather than recommend the individual to the Governance Committee as a nominee, must comply with certain advance notice requirements. See “Stockholder Proposals for the 2013 Annual Meeting” on page 53 for more information on these procedures.

If the Governance Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially own greater than 5% of the Company’s outstanding voting stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its proxy statement whether the Governance Committee chose to nominate the candidate, as well as certain other information.

In addition to potential director nominees submitted by stockholders, the Governance Committee considers candidates submitted by directors, as well as self-nominations by directors and, from time to time, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying director candidates. The Governance Committee conducts an independent due diligence process to review potential director candidates and their individual qualifications, and all such candidates, including those submitted by stockholders, will be similarly evaluated by the Governance Committee using the Board membership criteria described above.

All of the nominees standing for election to the Company’s Board of Directors at this year’s Annual Meeting are current directors. The Governance Committee and the Board of Directors believe that all the nominees satisfy the above described director standards. Accordingly, all of such nominees were approved for re-election by the Board of Directors, based in part on the recommendation of the Governance Committee. With respect to this year’s Annual Meeting, no nominations for director were received from stockholders.

Board Composition

The Company’s bylaws provide that the Board of Directors will consist of not less than 8 nor more than 17 directors. The Board of Directors may, from time to time, fix the number of directors within these limits. The Company’s Board is currently fixed at 13 directors. In accordance with the terms of the Company’s Articles of Incorporation, the terms of office of the directors are divided into three classes:

•	Class I, whose current term will expire at the annual meeting of stockholders in 2012;

•	Class II, whose current term will expire at the annual meeting of stockholders in 2013; and

•	Class III, whose current term will expire at the annual meeting of stockholders in 2014.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual stockholders’ meeting following election. The number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes, such that each class shall be as nearly equal in number as possible.

The Board of Directors currently consists of 13 directors divided into three classes. Information regarding each of the Company’s directors is set forth below. All ages are provided as of December 31, 2011.

Class I Directors with Terms Expiring in 2012

The terms of Class I directors will expire at this year’s Annual Meeting. The Board has nominated the individuals listed below, all of whom are currently directors of the Company, to be elected as Class I directors at the Annual Meeting. See “Items of Business To Be Acted On At The Meeting – Item 1. Election of Directors” on page 43.

Bruce Beach (age 62) has been a director of the Company since April 2005 and became Chairman of the Company’s audit committee and lead independent director in May 2009 and January 2010, respectively. Mr. Beach has been a director of Western Alliance Bank (doing business as Alliance Bank of Arizona and First Independent Bank) since its formation. Mr. Beach has been Chairman and Chief Executive Officer of Beach, Fleischman & Co., P.C., an accounting and business advisory firm in Southern Arizona, since May 1991. Mr. Beach is a certified public accountant, received a BS in business administration and an MBA from the University of Arizona, and has 38 years of experience in public accounting. Mr. Beach was the Vice-Chairman of Carondelet Health Network, one of the largest hospital systems in Southern Arizona, from July 2004 until December 2007, and served as the chairman of its audit committee from July 2003 until December 2007. Mr. Beach served a term as Chairman of Carondelet Health Network in 2008, and retired from the Carondelet board of directors on December 31, 2008. Mr. Beach’s experience as an accounting professional and his background as an executive and director contribute management and financial expertise to the Board, as well as leadership skills and significant knowledge of the southern Arizona business environment.

William S. Boyd (age 80) has been a director and stockholder of the Company since 2002 and was a founder of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Mr. Boyd has served as a director of Boyd Gaming Corporation since its inception in June 1988, and as Chairman of the Board of Directors since August 1998. Mr. Boyd also held the position of CEO of Boyd Gaming Corporation from August 1988 through December 2007, when he was elected to the office of Executive Chairman of that company, effective January 2008. Mr. Boyd has been a director of California Hotel and Casino since its inception in 1973. He has previously served on the Board of Directors and for the past eleven years has been the President of the National Center for Responsible Gaming. He served as a director of Nevada State Bank from 1965 to 1985. Mr. Boyd played a leading role in founding the William S. Boyd School of Law at the University of Nevada, Las Vegas. Mr. Boyd is the father of director Marianne Boyd Johnson. Mr. Boyd brings extensive experience in executive management to our Board, as well as experience in a highly regulated industry. He is the Chairman and former CEO of another NYSE-listed public company, and a prominent fixture within the Las Vegas business community where the Company’s largest bank affiliate operates. Additionally, Mr. Boyd has a law degree and actively practiced in Las Vegas for 15 years, specializing in business related matters. He also has over 20 years’ previous experience as a bank board director.

Steven J. Hilton (age 50) has been a director of the Company and Western Alliance Bank since December 2002 and February 2003, respectively. Mr. Hilton was the co-founder and is the Chairman and Chief Executive Officer of Meritage Homes Corporation. Mr. Hilton founded Arizona-based Monterey Homes in 1985. Under Mr. Hilton’s leadership, Monterey became a publicly traded company and combined with Legacy Homes in 1997, resulting in the creation of Meritage Homes Corporation. Mr. Hilton received his Bachelor of Science degree in accounting from the University of Arizona. Mr. Hilton contributes considerable knowledge of the southwestern real estate market to the Board. As the chairman and chief executive officer of another NYSE-listed public company, Mr. Hilton also brings executive management experience, risk assessment skills and public company expertise to our Board.

Marianne Boyd Johnson (age 53) has been a director of the Company since inception and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Since 1992, Ms. Johnson has been a member of the Board of Directors of Boyd Gaming Corporation and has served as its Vice Chairman of the Board since February 2001. Ms. Johnson was Senior Vice President of Boyd Gaming from December 2001 until December 2007, and she was promoted to Executive Vice President on January 1, 2008. Ms. Johnson has served Boyd Gaming since 1977 in a variety of capacities, including sales and marketing. Ms. Johnson served as a Director of Nevada Community Bank until its sale to First Security Bank (Wells Fargo) in 1993. Ms. Johnson is the daughter of director William S. Boyd. Ms. Johnson brings to the Board nearly two decades of experience in both the banking and highly regulated gaming industry, as well as extensive knowledge of the Las Vegas, Nevada market, and considerable public company experience.

Kenneth A. Vecchione (age 57) has been a director of the Company and its President and Chief Operating Officer since October 2007 and April 2010, respectively. He has also served as Vice Chairman of the Company’s Bank of Nevada subsidiary since October 2010. Prior to joining the Company, Mr. Vecchione was the Chief Financial Officer of Apollo Global Management, L.P., one of the largest private equity firms in the United States, from November 2007 to March 2010. Prior to that, he served as the Vice Chairman and Chief Financial Officer of MBNA Corporation. His prior work experience also includes serving as Chief Financial Officer at AT&T Universal Card, First Data Corp Merchant Group and Citicorp Credit Card Services. Mr. Vecchione currently serves as a Director of International Securities Exchange and Chairman of its Audit and Finance Committee. He is also a member of its Executive, Compensation and Governance committees. Mr. Vecchione recently joined the board of the Federal Home Loan Bank of San Francisco in January 2012. Mr. Vecchione served as a director of Affinion Group and was the Chairman of its Audit Committee until January 2011. Mr. Vecchione is a graduate of the State University of New York. As the former chief financial officer of large financial institutions, Mr. Vecchione provides valuable insight and guidance on the issues of corporate strategy and risk management, particularly as to his expertise and understanding of the current trends and regulatory issues within the financial services industry, and as to his diverse relationships within the financial services community. Furthermore, Mr. Vecchione’s oversight of the Company’s banks and operations and in-depth involvement in the Company’s risk management processes provide the Board with valuable insight into the Company’s strengths and potential vulnerabilities.

Class II Directors with Terms Expiring in 2013

Cary Mack (age 52) has been a director of the Company since April 2005. Mr. Mack has been a director of Torrey Pines Bank since its formation in May 2003, and became Chairman of Torrey Pines Bank in July 2009. Mr. Mack has held licenses in the State of California as a certified public accountant, attorney and real estate broker. He was formerly employed with PricewaterhouseCoopers’ audit and dispute resolution practices until 1990, when he became a founding stockholder, and the chief executive officer of Mack/Barclay Inc., a forensic certified public accounting, economic and information technology consulting firm specializing in the evaluation and resolution of complex economic and accounting issues in the business and litigation environments. Mack/Barclay was acquired in May 2006 by LECG Corporation. Mr. Mack served as a managing director with LECG from 2006 through 2009. In June 2009, Mr. Mack became a Managing Principal at Southwest Value Partners Enterprises, a private real estate investment firm located in San Diego, California (“SVP”). Mr. Mack’s legal and accounting experience, his involvement in other companies’ auditing practices and risk management programs and policies, and his knowledge of the real estate market provide the Board with invaluable expertise in these areas.

Todd Marshall (age 55) has been a director of the Company since inception and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Mr. Marshall has been a director of Marshall Retail Group since May 1976, is currently its Chairman and served as its Chief Executive Officer until January 2005. The Marshall Retail Group owns and operates stores in more than 90 locations, primarily in major casino-hotels in Nevada, Mississippi and New Jersey. He is currently the owner and President of Marshall Management Co., a real estate investment and property management company in Las Vegas. Mr. Marshall joined the board of directors of Consumer Health Services in July 2007, and became its President and Chief Operating Officer in March 2011. Mr. Marshall’s long history with the Company, his extensive leadership experience and knowledge of the Las Vegas retail market and community provide the Board with an important perspective for assessing and managing risks and planning for corporate strategy in one of its largest markets. Mr. Marshall also brings to the Board his experience in the highly regulated gaming industry and marketing and branding expertise.

M. Nafees Nagy, M.D. (age 68) has been a director of the Company since April 2004 and was a founding director of its first bank subsidiary, Bank of Nevada (formerly, BankWest of Nevada). Dr. Nagy has practiced medicine in Las Vegas for more than 30 years and specializes in oncology, clinical hematology, and cancer chemotherapy. He founded and is President and a director of the Nevada Cancer Centers. Dr. Nagy served for eight years as a member of the Nevada State Board of Medical Examiners and also served as its Secretary. Dr. Nagy is certified by the American Board of Internal Medicine and the American Board of Utilization Review and Quality Assurance and has consulted for several healthcare concerns. He was a member of the advisory board for Option Care. Dr. Nagy also has served as a member and the chair of the Medical Carrier Advisory Committee for the Clark County Medical Society and has served as a member of the Society’s Nominating Committee. Dr. Nagy formerly served as a director of Sun Bank for five years and Nevada Community Bank until its sale in 1993. He retired from the U.S. Army Reserve as a Lt. Colonel and served in Operation Desert Storm in 1991. Dr. Nagy brings to our Board a well-developed understanding of the Company’s business, history and organization, as well as leadership skills and knowledge of the Nevada medical community.

James E. Nave, D.V.M. (age 67) has served as a director of the Company and Bank of Nevada since their establishment in 1995 and 1994, respectively. Dr. Nave, a former officer in the armed forces, has owned the Tropicana Animal Hospital since 1974, and is the owner of multiple hospitals. He is the director of International Affairs and past president for American Veterinary Medical Association, a member and past president of the Nevada Veterinary Medical Association and the Western Veterinary Conference, as well as a member of the Clark County Veterinary Medical Association, the National Academy of Practitioners, and the American Animal Hospital Association. He has previously served as the Globalization Liaison Agent for Education and Licensing for the American Veterinary Medical Association, and as a member of the Executive Board of the World Veterinary Association. Dr. Nave was also the chairman of the University of Missouri, College of Veterinary Medicine Development Committee. He was a member of the Nevada State Athletic Commission from 1988 to 1999 and served as its chairman from 1989 to 1992 and from 1994 to 1996. Dr. Nave has served on the board of Station Casinos, Inc. (“Station”), and as the chairman of its audit committee, since March 2001. Dr. Nave also served on the compensation committee and governance committee of Station until it became privately-held in November 2007. Dr. Nave chaired the Special Committee that took Station from a publicly-held to privately-held company, and served as the only independent director until the company was dissolved and reorganized as Station Casino, LLC, in June 2011. He now serves as one of two independent directors of Station Casinos, LLC and is chairman of its audit committee. Dr. Nave’s management skills, leadership experience, financial acumen and audit committee experience add an important dimension to our Board’s composition.

Class III Directors with Terms Expiring in 2014

John P. Sande, III (age 62) has been a director of the Company and Western Alliance Bank since April 2007 and January 2011, respectively. He served as Chairman of the Board of Directors for First Independent Bank of Nevada from September 1999 through December 2010. Mr. Sande is a partner at Jones Vargas, a prominent Nevada law firm specializing in administrative law, government relations and trust and estates, and is admitted to the state and federal courts in California and Nevada. The Nevada Bankers Association is among the clients Mr. Sande represents before the Nevada legislature. He is a trustee of the William F. Harrah Trusts, serves as a director of Employers Holdings, Inc., and is a former director of Bank of America Nevada (Valley Bank of Nevada). He is also the Chairman of the Reno-Tahoe Open, a PGA Tour event in northern Nevada, and is on the Board of Directors of the Reno Air Racing Association. Mr. Sande graduated with great distinction from Stanford University, was named to its All Century Football Team and was inducted into the Stanford Athletic Hall of Fame. He also received his Juris Doctor degree from Harvard University where he graduated cum laude. Mr. Sande’s legal career and government relations experience give him the leadership and consensus-building skills to assist our Board on a variety of matters, including corporate governance, succession planning and risk oversight.

Robert G. Sarver (age 50) has been the Chairman and Chief Executive Officer of the Company since December 2002. He also served as the President of the Company from December 2002 to April 2010. He served as Chairman of the Company’s Torrey Pines Bank subsidiary from May 2003 to July 2009, and currently serves on the board of directors of both Torrey Pines Bank and Western Alliance Bank. He also served as the Chief Executive Officer of Torrey Pines Bank from May 2003 until June 2006. Mr. Sarver organized and founded National Bank of Arizona in 1984 and served as President at the time of the sale of that bank in 1994 to Zions Bancorporation. Mr. Sarver was the lead investor and Chief Executive Officer of GB Bancorporation, the former parent company of Grossmont Bank, from 1995 to 1997. Mr. Sarver served as Chairman and Chief Executive Officer of California Bank and Trust and as an Executive Vice President with Zions Bancorporation from June 1998 to March 2001. He served as a director and credit committee member of Zions Bancorporation from 1995 to 2001. Mr. Sarver is a director and audit committee member of Skywest Airlines and a director of Meritage Homes Corporation. He is also the Managing Partner of the Phoenix Suns NBA basketball team and a member of the board of directors of the Sarver Heart Center at the University of Arizona. Mr. Sarver brings extensive experience in banking, real estate and executive management to our Board. Mr. Sarver’s experience as a leader and entrepreneur in the southwest, where the Company operates, provide insight to the Board on the facts that impact both the Company and the communities in which it operates. Moreover, Mr. Sarver’s day-to-day leadership and intimate knowledge of the Company’s business and operations provide the Board with Company-specific experience and expertise.

Donald D. Snyder (age 64) has served as a director of the Company and of Bank of Nevada since 1997. Mr. Snyder became Chairman of Bank of Nevada in January 2010. He had earlier served as a founding director of the entity created to charter Bank of Nevada and was one of its initial investors. Since July 1, 2010, Mr. Snyder has served as Dean of the Harrah College of Hotel Administration at the University of Nevada, Las Vegas. He continues to serve as the Chairman of The Smith Center for the Performing Arts. He also is a director of NV Energy, Tutor Perini Corporation, and Switch Communications Group, LLC. Mr. Snyder served as a director of Cash Systems, Inc. from April 2005 to August 2008. Mr. Snyder was the President of Boyd Gaming Corporation from January 1997 to March 2005, having joined the company’s board of directors in April 1996, and its management team in July 1996. Prior to that, he was president and chief executive officer of the Fremont Street Experience LLC, a private/public partnership formed to develop and operate a major redevelopment project in Downtown Las Vegas. Mr. Snyder was previously chairman of the board of directors and chief executive officer of First Interstate Bank of Nevada, then Nevada’s largest full-service bank, from 1987 through 1991. During his 22 years with First Interstate Bank from 1969 to 1991, Mr. Snyder served in various management positions in retail and corporate banking, as well as international and real estate banking. He has served and continues to serve on the boards of numerous industry and community organizations. Mr. Snyder brings to our Board an extraordinary understanding of the Company’s business, history and organization as well as extensive leadership skills, banking and regulatory expertise and management experience.

Sung Won Sohn, Ph.D. (age 67) was appointed as a director of the Company and Torrey Pines Bank in October and December 2010, respectively. Dr. Sohn is Smith Professor of Economics and Finance at California State University CI and Vice Chairman of multi-national retailer Forever 21. He also currently serves on the boards of the Port of Los Angeles and Claremont Graduate University. Dr. Sohn was the President and Chief Executive Officer of Hanmi Financial Corporation, a commercial bank in Los Angeles, California, with $4 billion in assets. Before joining Hanmi in 2005, Dr. Sohn was an Executive Vice President and Chief Economic Officer of Wells Fargo Bank. Prior to his tenure at Wells Fargo, Dr. Sohn was a senior economist on the President’s Council of Economic Advisors in the White House, and has also been a tenured college professor in the Pennsylvania State University System. He is author of the book Global Financial Crisis and Exit Strategy. He has served on the boards of Ministers Mutual Life Insurance Company, L.A. Music Center (Performing Arts), Park Nicollet Health Services, The Blake School, Minnesota Community College System, North Memorial Medical Center, Harvard Business School Association of Minnesota and the American Heart Association of Minnesota. Dr. Sohn was educated at the University of Pittsburgh and Harvard Business School. In addition to world class abilities in economic forecasting, Dr. Sohn offers our Board expertise and experience in banking, management and the southern California market.

Director Independence

The Company’s common stock is traded on the NYSE. The NYSE’s rules require that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under the NYSE’s rules, the Board of Directors must affirmatively determine that the director has no material relationship with the Company, including its subsidiaries, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company, and a director must satisfy all categorical standards relating to independence, as set forth in Section 303A of the NYSE Listed Company Manual.

Of the 13 persons currently on the Board of Directors, including the Class I nominees, 10 have been determined by the Board to be independent under NYSE standards. The Board based these determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships, and on discussions with such directors.

Messrs. Sarver and Vecchione are not considered independent because they have served as executive officers of the Company and/or one of its banking subsidiaries (“Banks”) within the last three years.

Mr. Hilton also is not considered independent. In evaluating Mr. Hilton’s independence, the Board considered the fact that Mr. Hilton is an investor in commercial real estate ventures in which Mr. Sarver also has an interest. Further, Mr. Sarver is the managing partner of the entity which owns the Phoenix Suns NBA basketball team, and Mr. Hilton is a limited partner in the Phoenix Suns ownership group. Mr. Hilton is also chairman of the board and chief executive officer of Meritage Homes Corporation (“Meritage”), and Mr. Sarver is a member of the board of directors of Meritage. The Board of Directors of Meritage considers Mr. Sarver to be a non-independent director. Accordingly, the Company’s Board of Directors concluded it is in the best interest of the Company’s stockholders that Mr. Hilton not be deemed an independent director.

In making its determination with respect to Mr. Mack’s independence, the Board considered the fact that Mr. Mack is employed by SVP and Mr. Sarver was an original founder and managing principal of SVP, but now holds a minority interest in SVP and no longer serves in a managing or controlling capacity for the company. With the exception of maintaining deposit accounts with the Company’s subsidiary banks, SVP does not do business or engage in any transactions with the Company. The Board of Directors therefore concluded that Mr. Mack continues to be independent because SVP does not have a material relationship with the Company, and Mr. Sarver’s non-controlling interest in SVP is not sufficient to compromise Mr. Mack’s independence.

Meetings of the Board of Directors

The Board of Directors held nine meetings in 2011. Each current director attended at least 75% of the Board meetings and meetings of committees on which he or she served in 2011. The Company invites and encourages all of its directors to attend the Company’s annual meetings of stockholders, and all of the directors attended the 2011 annual meeting of stockholders.

Executive sessions of non-management directors (consisting of all directors other than Messrs. Sarver and Vecchione) and independent directors’ sessions (consisting of all directors other than Messrs. Sarver, Vecchione and Hilton) are regularly scheduled and held during the Company’s regular quarterly Board of Directors meetings. Mr. Beach has served as the Company’s Lead Independent Director since January 2010.

Board Role in Risk Oversight

Under the Company’s governance structure and applicable law, the Board of Directors is ultimately responsible for overseeing the Company’s risk management processes. The Board discharges this duty in part through its duly appointed committees. In particular, in accordance with NYSE requirements, the Audit Committee is primarily responsible for overseeing the Company’s overall risk management function on behalf of the Board. The Audit Committee periodically reports to the full Board on risk management. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks associated with our executive compensation programs. For a discussion of the Compensation Committee’s review of the Company’s senior executive officer compensation plans and employee incentive compensation plans and the risks associated with those plans, see “Evaluation of Company Compensation Plans and Risk” on page 30 of this proxy statement. Likewise, the Finance and Investment Committee oversees the Company’s management of risks associated with its finance and investment functions.

At the Board’s direction, the Company made substantial changes and improvements to its internal risk management processes in 2010. The Company hired a senior Asset-Liability Manager, whose responsibilities include implementation of formal risk mitigation strategies related to finance and investment activities. The Company also hired a Chief Risk Officer (“CRO”), who has completed two comprehensive company-wide risk assessments and formalized an overall enterprise risk management program. The Company has a management Enterprise Risk Management Committee (“ERMC”), which is chaired by the CRO and is composed of most of the Company’s senior managers and staff. Under its charter, the ERMC meets on a regular basis throughout the year and is responsible for: (1) identifying and prioritizing business risks, (2) evaluating the effectiveness of risk mitigation activities, (3) ensuring that any identified risk control gaps are addressed, and (4) continually improving the Company’s risk management infrastructure. The CRO provides regular reports on ERMC activities to both the Audit Committee and the full Board of Directors. Recently, the Company hired a new Chief Auditor with extensive knowledge and experience in improving, reorganizing and growing internal audit departments.

In addition to the CRO reports, the full Board of Directors receives regular reports from the Company’s Chief Credit Officer regarding the quality of the Company’s credit portfolios, the effectiveness and administration of the Company’s credit related policies, the Company’s loan portfolio composition, and the results of internal credit examinations. Similarly, the Company’s Chief Financial Officer (“CFO”) regularly reports to the full Board of Directors regarding the financial performance of the Company, capital and liquidity issues, and other matters relating to corporate strategy and the finance function. The Board has also appointed the members of the Finance and Investment Committee to review strategies and oversee the effectiveness of financial risk management and investment activities at the Company and each of its subsidiaries.

Finally, because the Board of Directors believes that skilled and well informed directors are vital to effectively fulfilling the Board’s governance responsibilities, including oversight of the Company’s risk management processes, it adopted a formal Director Training and Education Program as part of our Corporate Governance Guidelines in 2010.

Non-Employee Director Stock Ownership Guidelines

The Board of Directors adopted Stock Ownership Guidelines for directors and executive officers because it believes that it is important for the Company’s future success that senior management and directors own and hold a minimum number of shares of common stock of the Company in order to further align their interests and actions with the interests of the Company’s stockholders. The Stock Ownership Guidelines require non-employee directors to own a minimum of 20,000 shares of the Company’s common stock. Adopted in 2010, the Stock Ownership Guidelines provide for a transition period of five years during which directors must achieve full compliance with these requirements. The Stock Ownership Guidelines are administered and enforced by the Board’s Compensation Committee, and compliance is monitored and reported to the Committee by the Company’s Chief Administrative Officer. Stock Ownership Guidelines for the Company’s executive officers can be found on page 27.

Communication with the Board and its Committees

Any stockholder or other interested person may communicate with the Board, a specified director (including the Lead Independent Director), the non-management directors as a group, or a committee of the Board by directing correspondence to their attention, in care of the Corporate Secretary, Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004. Anyone who wishes to communicate with a specific Board member, the non-management directors only or a specific committee should send instructions asking that the material be forwarded to the appropriate director, group of directors or committee chairman. All communications so received from stockholders or other interested parties will be forwarded to the director or directors designated.

Committees of the Board of Directors

As of December 31, 2011, the Company’s Board of Directors had four standing committees:

•	The Audit Committee;

•	The Compensation Committee;

•	The Nominating and Corporate Governance Committee; and

•	The Finance and Investment Committee.

Information with respect to these committees is listed in detail below.

The Company may appoint additional, or modify existing, committees of the Board of Directors in the future, including for purposes of complying with all applicable corporate governance rules of the NYSE. The structure, membership information and charter for each of the Company’s committees are available in the Investors Relations section of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Audit Committee

The Company’s Audit Committee consists of six independent directors (Messrs. Beach, Mack and Sande and Drs. Nagy, Nave and Sohn). The Audit Committee held fifteen meetings in 2011.

Mr. Beach serves as the Audit Committee’s chairman and the Board of Directors has determined that Mr. Beach meets the NYSE standard of possessing accounting or related financial management expertise. Each member of the Audit Committee is “financially literate” under NYSE listing standards, and the Board of Directors has determined that Mr. Beach qualifies as an “audit committee financial expert” as defined by the SEC. For information regarding the qualifications of each member of the Audit Committee, please see the biographical information set forth above. The Audit Committee oversees the Company’s risk management functions, and its primary duties and responsibilities are to:

•

Serve as an independent and objective body and to otherwise assist the Board in its oversight of (a) the integrity of the Company’s financial statements, and (b) the performance of the Company’s internal audit function, which may include oversight of outside firms that are contracted to provide internal audit and risk management services;

•

Be directly responsible for the appointment, compensation and oversight of any registered public accounting firm employed by the Company, or other firm, for the purpose of preparing or issuing an audit report or related work;

•

Be directly responsible for the appointment, compensation and oversight of any internal audit personnel, including any outside firms or persons that are contracted to provide internal audit and risk management services;

•	Pre-approve all auditing services and non-audit services provided to the Company by the independent auditor;

•	Prepare, or direct to be prepared, and review the report required by the proxy rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

•

Support an open avenue of communication among the independent auditor, financial and senior management, outside firms that are contracted to provide internal audit and risk management services, any employees of the Company who are involved in the Company’s internal audit function, and the Board;

•	Review the independent auditor’s qualifications and independence;

•	Oversee the Company’s risk management function;

•	Assist the Board in its oversight of and review the Company’s compliance with regulatory requirements; and

•	Make regular reports to the Board.

Compensation Committee

The Company’s Compensation Committee consists of four independent directors (Ms. Johnson, Messrs. Marshall and Snyder, and Dr. Nave). Each member of the Compensation Committee is also an outside director for purposes of Section 162(m) under the Internal Revenue Code of 1986, as amended (“Code”), and a non-employee director under the Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Snyder serves as the Compensation Committee’s chairman. The Committee meets a minimum of four times per year, and held six meetings in 2011.

The Compensation Committee’s powers, authority, responsibilities and duties include:

•

Annually reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, assisting the Lead Independent Director in the Board’s evaluation of the CEO’s performance in light of those goals and objectives, and recommending compensation levels for the CEO to the full Board. In recommending any long-term incentive component of the CEO’s compensation, the Committee is to consider Company’s performance, stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the CEO in past years, and other matters the Committee deems relevant.

•

Retaining and terminating compensation consultants to be used to assist in the evaluation of directors’ and executive officers’ compensation, and to obtain advice and assistance from internal or outside legal, accounting or other advisors it determines necessary to carry out its duties.

•

Approving all base salaries and other compensation of the Company’s executive officers who are in a position to exercise discretionary judgment that can substantially influence the affairs of the Company.

•

Establishing a compensation philosophy for the Company with regard to salaries and other compensation of executive officers which considers business and financial objectives, compensation provided by comparable companies, and/or such other information as may be deemed appropriate.

•	Administering and implementing the Company’s incentive compensation plans and equity compensation plans.

•

Assessing the desirability of, and reviewing and recommending for Board approval of, new incentive compensation plans to the Board and equity-based plans and any increase in shares reserved for issuance under existing plans.

•

Annually reviewing and making recommendations to the Board with respect to the compensation of directors, including Board and committee retainers, meeting fees, equity compensation and other appropriate forms of compensation.

•

Annually preparing and issuing a report on executive compensation for inclusion in the Company’s annual meeting proxy statement, and reviewing and approving all other sections of the proxy statement relating to director and executive compensation, in accordance with applicable rules and regulations.

•

During any period in which the Company has government funds received pursuant to the Troubled Asset Relief Program, conducting semi-annual evaluations of Senior Executive Officer and employee compensation plans with the Corporation’s senior risk officers to ensure the plans do not encourage unnecessary or excessive risk or a manipulation of earnings, and provide all necessary narrative disclosures and certifications in the Company’s public filings.

The Compensation Committee also has the authority to delegate its authority to subcommittees and individual members of the Compensation Committee as the Compensation Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Compensation Committee at its next regularly scheduled meeting. Further information regarding the Compensation Committee can be found beginning on page 18 of this proxy statement and the Compensation Committee Report appears at page 30.

Nominating and Corporate Governance Committee

The Governance Committee consists of four independent directors (Messrs. Boyd and Sande, Dr. Nagy and Ms. Johnson). Mr. Boyd serves as chairman of the Governance Committee. The Governance Committee held three meetings in 2011. The Committee’s primary duties include:

•	Identifying individuals qualified to become members of the Company’s Board of Directors and recommending director candidates for election or re-election to the Board;

•	Reviewing and assessing the effectiveness of the Company’s corporate governance structure and processes and, recommending any changes to the full Board and management;

•	Periodically recommending changes as to the size of the Board, if appropriate;

•	Developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company, and reviewing such Guidelines on an at least annual basis;

•	Making recommendations to the Board about succession planning for the Chief Executive Officer and other senior executives; and

•	Overseeing the annual evaluation process for the Board.

The Governance Committee also has the authority to delegate its authority to subcommittees and individual members of the Governance Committee as the Governance Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Committee at its next regularly scheduled meeting. See “Director Selection Process” on page 5 for further information on the process by which directors are nominated for election to the Company’s Board.

Finance and Investment Committee

The Finance and Investment Committee (“Finance Committee”) consists of five directors (Messrs. Hilton, Marshall, Snyder, and Vecchione and Dr. Sohn). Mr. Vecchione serves as chairman of the Finance Committee. The Finance Committee held nine meetings in 2011. The Finance Committee is appointed by the Board of Directors to review strategies and oversee the effectiveness of financial risk management and investment activities at the Company and each of its subsidiaries. The Finance Committee’s duties include ensuring that:

•	Investments conform to policies and procedures and support the Company’s interest rate risk, capital and liquidity requirements;

•	Investments comply with regulatory restrictions and serve legal and legitimate purposes;

•	Investments are collectable and protect the interests of the Company’s depositors and stockholders;

•	Sufficient capital and liquidity is maintained for the Company’s operations; and

•	Additional sources of capital and liquidity are available should the need arise.

Compensation of Directors

The following table provides information concerning the compensation of the Company’s non-employee directors for 2011. The Company does not pay employees of the Company, or one or more of the Banks, additional compensation for their service as directors. Accordingly, this table does not include Messrs. Sarver or Vecchione. Non-employee directors receive annual retainers, fees for meeting attendance, and equity grants in the form of non-qualified stock options or long-term restricted stock.

In 2011, non-employee directors were paid:

•	An annual retainer of $30,000;

•	Committee service retainers of $20,000 for the Audit Committee, $10,000 for the Finance & Investment and Compensation Committees, and $5,000 for the Governance Committee;

•	Retainers of $15,000 for the Lead Independent Director, $15,000 for the Audit Committee Chairman, $10,000 for the Compensation Committee Chairman, and $5,000 for the Governance Committee Chairman; and

•	Equity compensation equaling $20,000 in full value common stock.

	September 30,	September 30,	September 30,	September 30,
Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	All Other Compensation($)(2)	Total ($)
Bruce Beach	80,000	20,000	50,000	150,000
William S. Boyd	40,000	20,000	0	60,000
Steven J. Hilton	40,000	20,000	23,500	83,500
Marianne Boyd Johnson	40,000	20,000	0	60,000
Cary Mack	50,000	20,000	50,000	120,000
Todd Marshall	50,000	20,000	17,750	87,750
M. Nafees Nagy	55,000	20,000	6,000	81,000
James E. Nave	60,000	20,000	22,000	102,000
John P. Sande, III	60,000	20,000	17,500	97,500
Donald D. Snyder	55,000	20,000	60,000	135,000
Sung Won Sohn	60,000	20,000	17,750	97,750

(1)

In accordance with SEC regulations, stock awards are valued at the grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation-Stock Compensation. For restricted stock, the FASB ASC Topic 718 fair value per share is equal to the closing price of the Company’s stock on the date of grant. Active directors were awarded 2,751 of immediately vested shares on January 25, 2011.

Complete beneficial ownership information of Company stock for each of our current directors is provided in this proxy statement on page 40 under the heading, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”

(2)

Amounts in the “All Other Compensation” column include fees earned in 2011 for serving on the boards of directors of the Company’s bank subsidiaries. Messrs. Beach, Mack and Snyder are Chairmen of Western Alliance Bank, Torrey Pines Bank and Bank of Nevada, respectively. Messrs. Hilton and Sande are directors of Western Alliance Bank, Mr. Marshall and Dr. Sohn are directors of Torrey Pines Bank, and Drs. Nagy and Nave are directors of Bank of Nevada.

Audit Committee Report

The Board of Directors of Western Alliance Bancorporation approved the charter of the Company’s Audit Committee on April 27, 2005, and approved amendments to the charter on April 18, 2007, July 21, 2009 and July 26, 2010. The charter states that the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the Company’s financial reports and other financial information provided by the Company to governmental bodies (e.g., federal and state banking regulators, the Securities and Exchange Commission, and the Internal Revenue Service) or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, regulatory compliance and ethics that management and the Board of Directors have established; (iii) the Company’s internal audit function; and (iv) the Company’s auditing, accounting and financial reporting processes. The Audit Committee periodically reports on these and other pertinent matters that come before it to the Board of Directors.

The following six directors are currently members of the Audit Committee: Messrs. Beach (Chairman), Mack and Sande, and Drs. Nagy, Nave and Sohn. The Board of Directors has determined that each member of the Audit Committee satisfies the requirements of the applicable laws and regulations relative to the independence of Directors and Audit Committee members, including, without limitation, the requirements of the SEC and the listing standards of the NYSE. The Board of Directors has further determined, in its business judgment, that each member of the Audit Committee is “financially literate” under NYSE listing standards and that Messrs. Beach and Mack each qualify as an “audit committee financial expert” as defined by the SEC. During 2011, the Audit Committee met fifteen times.

While the Audit Committee has the duties and responsibilities set forth in the charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles in the United States of America (“GAAP”). Furthermore, it is not the duty of the Audit Committee to assure compliance with applicable laws, rules, and regulations. These are the duties and responsibilities of management, the Company’s independent registered public accounting firm, and others as described more fully below.

Management is responsible for the Company’s financial reporting process, which includes the preparation of the Company’s financial statements in conformity with GAAP, and the design and operating effectiveness of a system of internal controls and procedures to provide compliance with accounting standards and applicable laws, rules, and regulations. Management is also responsible for bringing appropriate matters to the attention of the Audit Committee and for keeping the Audit Committee informed of matters which management believes require attention, guidance, resolution, or other actions. McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for expressing an opinion on the conformity of the Company’s audited financial statement with GAAP.

During the year, the Audit Committee discussed with McGladrey & Pullen, LLP and the Company’s internal auditors, with and without management present, the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of the effectiveness of the Company’s internal controls and of the overall quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2011 with McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, and management. In addition, the Audit Committee discussed with McGladrey & Pullen, LLP those matters required to be discussed under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 and as currently in effect.

McGladrey & Pullen, LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and the Committee discussed with McGladrey & Pullen, LLP any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence. In addition, the Audit Committee reviewed and approved the fees paid to McGladrey & Pullen, LLP for audit and non-audit related services.

Based on the reviews and discussion referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Submitted by the Audit Committee

Bruce Beach (Chairman)

Cary Mack

Dr. Nafees Nagy

Dr. James E. Nave

John P. Sande, III

Dr. Sung Won Sohn

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference with any previous or future filings by the Company under the Securities Act of 1933 or the Exchange Act except to the extent that the Company specifically incorporates this report therein by reference.

Compensation Committee Matters

The Committee’s Processes and Procedures

The Compensation Committee consists of the following four independent directors: Ms. Johnson, Messrs. Snyder (Chairman) and Marshall, and Dr. Nave. Each member of the Compensation Committee is an outside director for purposes of Section 162(m) under the Code, and a non-employee director under Section 16 of the Exchange Act. No member of the Compensation Committee is a current or former employee of the Company or any subsidiary. The Compensation Committee’s charter is reviewed no less than annually to ensure that the Compensation Committee is fulfilling its duties in aligning the Company’s executive compensation program with the creation of stockholder value. The Board of Directors adopted the Committee’s charter on April 27, 2005, and approved amendments to the charter on April 18, 2007, January 20, 2009 and July 21, 2009.

The Compensation Committee reviews the compensation of members of the Company’s Executive Management Committee (“EMC”) and approves final pay packages for all EMC members except for the CEO, whose compensation is recommended by the Compensation Committee and approved by the Board. The EMC consists of the CEO and certain senior officers of the Company and its operating subsidiaries. In evaluating and approving the compensation of EMC members, other than the CEO, the Compensation Committee receives input from Messrs. Sarver and Vecchione and considers its own assessment of their performance as it has frequent exposure to these officers. Additionally, the Compensation Committee annually reviews and makes recommendations to the Board with respect to director compensation. Directors’ compensation is established by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee also reviews and approves the Company’s overall compensation philosophy and strategies.

The Compensation Committee’s charter provides the Compensation Committee with the sole authority and discretion to engage and terminate outside advisors to study and make recommendations regarding director or executive compensation matters, and has the sole authority to approve their fees and other retention terms. As in prior years, in 2011, the Compensation Committee engaged Hay Group (the “Consultant’) to advise it on director and executive compensation matters. The Compensation Committee Chairman worked directly with the Consultant to determine the scope of the work needed to assist the Compensation Committee in its decision-making processes. The Consultant attends Compensation Committee meetings to present and discuss market data and program design alternatives, and to provide advice and counsel regarding decisions facing the Compensation Committee.

In 2011, the Compensation Committee engaged the Consultant to assist the Compensation Committee in analyzing the Company’s peer group and making decisions regarding compensation for the Board of Directors and the EMC. The Consultant analyzed compensation information from the national market, the banking industry and a comparator group, and presented its compensation analysis to the Committee.

The Chairman works with management to set individual meeting agenda for the Compensation Committee following an overall annual calendar of regular activities. The CEO, President, the Company’s Chief Administrative Officer and Corporate Counsel are the primary representatives of management who interact with the Compensation Committee, and serve as liaisons between the Compensation Committee and Company management. These officers regularly attend Compensation Committee meetings, and provide input and recommendations on compensation matters, as discussed more fully in the Compensation Discussion and Analysis below. They work with other senior executives to develop and recommend compensation strategies and practices to the Compensation Committee for its review and approval, including the performance goals and weighting factors used in the Company’s annual bonus plan and base salary adjustments for specific officers. The Chief Administrative Officer also works directly with the Consultant on a variety of Compensation Committee matters and provides administrative support and assistance to the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

Messrs. Snyder and Marshall and Dr. Nave were on the Compensation Committee during all of 2011. Ms. Johnson joined the Compensation Committee in July 2011. Each member of the Compensation Committee is an independent director under standards of the NYSE, is an outside director for purposes of Section 162(m) under the Code, and is a non-employee director under the Section 16 of the Exchange Act. No member of the Compensation Committee is a current or former officer or employee of the Company.

At December 31, 2011, the Company’s executive officers, directors and principal stockholders (and their related interests) were indebted to the Banks in the aggregate amount of approximately $34.4 million. This amount was approximately 0.1% of total gross loans outstanding as of such date. All of the foregoing loans (i) were made in compliance with Regulation O promulgated by the Federal Reserve Board; (ii) were made in the ordinary course of business; (iii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and (iv) did not involve more than the normal risk of collectability or present other unfavorable features.

As a group, the Company’s directors and executive officers hold 15.86% of the outstanding common stock of the Company. Additional detail regarding the ownership of each director and executive officer can be found in the beneficial ownership table beginning on page 40.

Compensation Consultant Disclosure

Pursuant to its charter, the Compensation Committee has the sole authority to select and retain an independent compensation consultant for the purpose of assisting it in the evaluation of executive and director compensation. The Compensation Committee has retained Hay Group as its outside, independent compensation consultant. In this capacity, Hay Group reports directly to the Committee and provides data, analysis and guidance to assist the Committee in ensuring that our executive compensation programs and director compensation programs are appropriate reasonable and consistent with the Committee’s compensation objectives. In 2011, the Committee directed the Consultant to conduct an independent and objective review of the competitiveness of the compensation for the Company’s board of directors and senior executives. The Committee informed the Consultant its objective was to develop a thorough understanding of how the Company’s total direct compensation program and practice compares among companies included in its Peer Group. Consultant provides no services to the Company other than services that are requested by the Committee.

EXECUTIVE COMPENSATION

Executive Officers

Executive officers are appointed annually by the Board of Directors. Information regarding each of the Company’s non-director executive officers is set forth below. For information regarding Messrs. Sarver and Vecchione, see “Board Composition” on page 6. All ages are provided as of December 31, 2011.

Gerald “Gary” Cady has been the Company’s Executive Vice President of California Administration since May 2003. He served as President of Torrey Pines Bank from May 2003 to March 2009, and as its Chief Executive Officer from June 2006 to the present. From March 2009 through December 2010, Mr. Cady also served as President and Chief Operating Officer for Bank of Nevada. Mr. Cady was a director of the Company from June 2003 to April 2005. Mr. Cady has 34 years of commercial banking experience, including serving as Senior Vice President and Regional Manager for California Bank and Trust in San Diego from August 1987 to February 2003. Mr. Cady served on the Board of Grossmont Hospital and was Chairman of the Board from 2007-2008. He is currently a Director of the San Diego Symphony Orchestra Association and also serves on the Board of the Continuous Quality Insurance Corporation and the Sharp Memorial Hospital. Mr. Cady is 57.

Duane Froeschle has been the Executive Vice President of Credit Administration for the Company since February 2011. He is also the President of Western Alliance Bank. Mr. Froeschle served as Chief Credit Officer of the Company from 2002 to 2011, as Vice Chairman of Alliance Bank of Arizona from 2002 to 2010, and as the Chief Credit Officer of Alliance Bank of Arizona from 2002 to 2007. He is also a director of Western Alliance Equipment Finance. Mr. Froeschle has 35 years of experience in commercial banking. Prior to joining the Company, Mr. Froeschle held various positions with National Bank of Arizona from June 1987 to June 2002, including Chief Credit Officer from June 1997 to December 2001. Mr. Froeschle is 59.

Dale Gibbons has been the Chief Financial Officer and Executive Vice President of the Company since May 2003. He has been an Executive Vice President of Bank of Nevada since July 2004, and served as Bank of Nevada’s Chief Financial Officer from 2004 to 2007. He also has been a director and treasurer of Western Alliance Equipment Finance since 2006. Mr. Gibbons has 31 years of experience in commercial banking, including serving as Chief Financial Officer of Zions Bancorporation from August 1996 to June 2001. Prior to joining the Company, Mr. Gibbons undertook various consulting projects, including with the Company. From 1979 to 1996, Mr. Gibbons worked for First Interstate Bancorp in a variety of retail banking and financial management positions. Mr. Gibbons is 51.

Bruce Hendricks is CEO of Bank of Nevada and Executive Vice President of Southern Nevada Administration for Western Alliance. Mr. Hendricks served as President of Bank of Nevada from 2007 to 2009, and as EVP/Regional President of the bank’s Sahara Regional Office since joining the bank in 2000. He began his career in 1969 in Las Vegas, and served as President/COO of American Bank of Commerce in Las Vegas and EVP/COO of First Security Bank of Nevada before joining Bank of Nevada. A graduate of University of Nevada Las Vegas, Mr. Hendricks is a past President of the UNLV Alumni Association and is active in local community organizations. Mr. Hendricks is 61.

James Lundy has been the Company’s Executive Vice President of Arizona Administration and the Chief Executive Officer of Western Alliance Bank since February 2003. Mr. Lundy was also a director of the Company from February 2003 to March 2005. From June 1991 to December 2000, Mr. Lundy served as Senior Vice President and Executive Vice President of National Bank of Arizona, and from December 2000 to June 2002, as Vice Chairman of National Bank of Arizona. Mr. Lundy oversaw National Bank of Arizona’s commercial banking function on a statewide basis, with direct responsibility for over $1 billion in commercial loan commitments, executive oversight of marketing and overall supervision of approximately 100 employees involved in commercial banking and marketing throughout Arizona. Mr. Lundy is 62.

Robert R. McAuslan has been the Chief Credit Officer and an Executive Vice President of the Company since February 2011. Prior to joining the Company, Mr. McAuslan was Senior Credit Executive for western U.S. markets with Mutual of Omaha Bank from November 2008 through January 2011. From September 2008 through November 2008, he was Executive Vice President and Chief Credit Officer of Community Bancorp, Las Vegas, Nevada, and from 2000 to 2008, he was Executive Vice President/Senior Credit Officer for western U.S. markets for BBVA/Compass Bank. Earlier, Mr. McAuslan served as Executive Vice President and Chief Credit Officer for H.F. Ahmanson/Home Savings of America from 1996-1999. Mr. McAuslan graduated from Northeastern University and received an MBA from Wharton Graduate Division, University of Pennsylvania. Mr. McAuslan is 63.

Patricia A. Taylor has been the Chief Risk Officer and Executive Vice President of the Company since June 2010. She previously served as Senior Vice President and Compliance Officer for PacWest Bancorp from April 2004 to June 2010. From 1994 to 2004, Ms. Taylor worked as a Director of Internal Audit Outsourcing for KPMG, where she was responsible for the ongoing management and supervision of outsourced internal audit engagement for multiple financial services clients. Ms. Taylor also spent 10 years as a national bank examiner with the Office of the Comptroller of the Currency, and has a total of 28 years of financial services industry experience. Ms. Taylor is 50.

Dennis Rygwalski has been the Company’s Executive Vice President of Technology and Operations since July 2011. Mr. Rygwalski has over 23 years of experience in senior management in the banking and technology industries. Prior to joining the Company, he was Senior Vice President and Chief Technology Officer with BOK Financial since 2006. Prior to BOK Financial, Mr. Rygwalski was with Exigen Group as General Manager of Financial Industry Product Development. In 1987, he joined Fleet Boston Financial, where he held several key positions during his career, including Managing Director of Business Technology Solutions, and held the title of Executive Vice President, CIO. He began his banking and technology career in Cleveland, Ohio. Mr. Rygwalski is 65.

Merrill S. Wall has been the Chief Administrative Officer and an Executive Vice President of the Company since February 2005. Mr. Wall has over 40 years of banking experience. He previously served as Executive Vice President and Director of Human Resources for Zions Bancorporation and its subsidiary, California Bank & Trust, from October 1998 to February 2005. From 1987 to 1998, Mr. Wall worked for H.F. Ahmanson/Home Savings of America as a senior executive managing both human resources and training corporate-wide. Mr. Wall also spent 17 years with First Interstate Bancorp in a variety of commercial, retail and administrative positions. Mr. Wall is 64.

Compensation Discussion and Analysis

Each year the Company has an opportunity to explain the “how” and “why” of its compensation decisions in the CD&A. The Company also provides stockholders with the right to cast an advisory vote on the compensation of its executives. In 2011, 94% of voting stockholders voted in favor of the compensation of the named executive officers as disclosed in the proxy statement. The Compensation Committee believes the strong stockholder support of the Company’s executive compensation practices reflects approval of its pay practices through April 2011, and its overarching philosophy to be fair, reasonable and competitive. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions.

Named Executive Officers

As used in this proxy statement, the term “named executive officers,” or “NEOs,” includes:

•	Robert Sarver, the Chairman and Chief Executive Officer;

•	Kenneth Vecchione, the President and Chief Operating Officer;

•	Dale Gibbons, the Executive Vice President and Chief Financial Officer;

•	Merrill Wall, the Executive Vice President and Chief Administrative Officer; and

•	Gerald Cady, the Executive Vice President of California Administration.

Overview of 2011 Performance and Compensation

2011 was a year of significant performance improvement and represented a return to profitability throughout the Company. Although we primarily operate in markets that continue to suffer from high unemployment and depressed real estate values, the Company was successful in key areas, including:

•	Expanding Earning Power

•	Net income of $31.5 million, compared to a $7.2 million loss in 2010.

•	Net interest income of $257.7 million, up 10.8% year over year.

•	Net interest margin of 4.37% compared to 4.23% in 2010.

•	Strong Balance Sheet Growth

•	Loan growth of $540 million, up 12.7% year over year.

•	Total deposit growth of $320 million, up 6% year over year.

•	Improving Asset Quality

•	Provision expense of $46.2 million, down 50.4% from 2010.

•	Net charge offs of $57.7 million, down 36.7% from 2010.

•	Non-performing assets of $182.1 million, down 19.5% from 2010.

•	Earnings per share of $0.19 for the full year, compared to a $0.23 per share loss for 2010.

•	Improved Regulatory Standing

•	Termination of memoranda of understanding at the Company’s Torrey Pines Bank and Western Alliance Bank subsidiaries.

•	Full compliance with all other established regulatory expectations.

Compensation decisions for 2011 continued to be heavily influenced by the challenging conditions in the Company’s primary markets, the restrictions on executive compensation imposed by the Company’s participation in the Capital Purchase Program portion of the U.S. Department of the Treasury’s Troubled Assets Relief Program during the first three quarters of 2011 (the “TARP period”), and the desire to retain and hire talented and experienced executives who have led the Company’s return to growth and profitability. In consideration of these critical factors, the following compensation decisions were made:

•	Cash salaries for Messrs. Sarver, Vecchione and Gibbons remained at 2010 levels;

•

Messrs. Sarver, Vecchione, Gibbons and Cady received salary shares during the TARP period to ensure appropriate level of total compensation for those key executives, while simultaneously motivating them to increase shareholder value;

•

Weighting factors used to calculate the Company’s Annual Bonus Plan for 2011 were adjusted to place greater emphasis on factors the management considers to be the Company’s current priorities and that Company and its subsidiaries can aggressively manage and control, such as loan and deposit growth, pre-tax and pre-credit income, asset quality and risk management; and

•	The Committee granted eligible EMC members restricted stock to encourage management to focus on the Company’s long-term growth and to mitigate competitive disparities.

Compensation Philosophy and Guiding Principles

The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s directors and executive officers. The Committee seeks to establish total compensation for members of the EMC that is fair, reasonable and competitive. The Company’s compensation program is designed to enable it to attract and retain high quality executive officers required to successfully manage and grow the Company. The Committee, the Board and management work together to ensure that compensation practices fairly reward executives for leading the Company through challenging times, achieving predetermined performance criteria and implementing sound risk management practices. The Committee also takes action to ensure compensation is appropriately limited or restricted, when necessary to serve the best interests of the Company or as required by regulatory constraints.

Overview of Applicable Executive Compensation Regulations

The Company and its subsidiaries operate in a highly regulated environment, including significant oversight and restrictions on the compensation of executives. A brief summary of the regulatory framework is provided below:

•

During the TARP period, the Company was subject to the standards for executive compensation established by the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”), and implemented by the interim final rules on TARP Standards for Compensation and Corporate Governance (“Interim Final Rules”), including:

•	Ensuring that incentive compensation does not encourage unnecessary and excessive risks that threaten the value of the financial institution;

•	Clawback of any bonus or incentive compensation based on statements of earnings, gains, or other criteria that are later proven to be materially inaccurate;

•	Prohibition on making “golden parachute payments” to our NEOs and the next five most highly compensated employees;

•

Prohibition on the payment or accrual of any bonus, retention award, or incentive compensation to our 5 most highly compensated employees (“MHCEs”), with the exception of long-term restricted stock not exceeding one-third of the employee’s annual compensation in that fiscal year and transferable by such employee as TARP proceeds are repaid;

•	Prohibition on the payment of tax gross-ups; and

•	An agreement not to deduct for tax purposes executive compensation in excess of $500,000 for each senior executive officer.

•

As banking organizations, the Company and each of its banking subsidiaries must comply with the “Interagency Guidance on Sound Incentive Compensation Policies” published by the federal banking regulators in June 2010 (“Guidance”). The Guidance applies to incentive compensation arrangements for senior executives and others who are responsible for oversight of firm-wide activities or material business lines; individual employees whose activities may expose the organization to material amounts of risk; and groups of employees who, in the aggregate, may expose the organization to material amounts of risks. Incentive compensation for all of the foregoing employees must:

•	Provide employees incentives that appropriately balance risk and reward;

•	Be compatible with effective controls and risk-management; and

•	Be supported by strong corporate governance, including active and effective oversight by the organization’s board of directors.

•

Pending the promulgation of final rules by the appropriate federal regulators, the Company will also be subject to the provisions in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“DFA”) that:

•

Prohibit any types of incentive-based payment arrangement, or any feature of any such arrangement, that the regulators determine encourages inappropriate risks by the Company by providing excessive compensation or that could lead to a material financial loss; and

•	Require the disclosure to the appropriate federal regulator the structures of the Company’s incentive-based compensation arrangements.

Elements of Executive Compensation

The elements of the Company’s compensation program for NEOs during 2011 consisted of:

•	Base Salary

•	Annual Bonus

•	Long-term Equity Incentives (depending on eligibility under TARP rules)

•	Standard benefits and limited perquisites

During the TARP period, the primary means available to the Company for compensating certain NEOs and other covered employees was limited to cash salary, salary shares and, on a limited basis, restricted shares. A brief explanation of the factors used to determine each component of the NEOs’ compensation is provided in the sections that follow.

Annual Base Salary

The Company views a competitive annual base salary as an important factor in attracting and retaining executive talent. The Board of Directors determines the base salary for the CEO after reviewing the Compensation Committee’s recommendations and analyses. The Compensation Committee determines the base salary for other members of the EMC (including the NEOs) after considering recommendations from the Consultant, input from the CEO and President regarding the performance of each member, and making its own assessments regarding individual performance, experience and other factors.

2011 Salary Determination:

None of the NEOs received base salary increases in 2011, with the exception of Mr. Wall. Mr. Sarver’s salary remained at the same level approved by the Board in 2010, namely an annual cash salary of $650,000, plus bi-weekly grants of salary shares in an amount equal to $521,000. Similarly, the Compensation Committee, maintained salary levels for Messrs. Vecchione, Gibbons and Cady at 2010 levels, including salary shares in the amounts of $500,000, $161,510 and $135,460, respectively. Due to increasing responsibilities related to his position, the Committee found it appropriate to raise Mr. Wall’s annual base salary by 3% from $310,000 to $319,300 for 2011.

Salary shares took the form of fully-vested shares of common stock, and were granted concurrently with the regular payments of cash salary. At each salary payment date, the recipient was granted the right to a number of shares with a value on the payment date equal to the proportionate amount of the annual rate for the relevant pay period. The Compensation Committee tied the transferability of the salary shares to the repayment of TARP funds. On September 27, 2011, the Company repaid its obligations under TARP and the salary shares became transferable by the executives in full.

On October 25, 2011, upon the recommendation of the Compensation Committee, the Board discontinued issuing salary shares to its NEOs. In lieu of salary shares that Messrs. Sarver, Vecchione, Gibbons and Cady otherwise would have received through the end of 2011, the Board approved restricted stock awards of 18,217, 17,483, 5,647 and 4,735, respectively, to each executive.

2012 Salary Determination:

Although 2011 marked another tumultuous year in the community banking market, especially in Nevada and Arizona, due to the leadership of its highly engaged team of executives, the Company seized opportunities and continued to establish itself as a strong, vibrant and growing competitor. Based on the Company’s return to profitability in 2011 and a desire to reward and retain the Company’s executive management team, the Committee approved modest base salary increases of between 3 and 5% for the majority of the EMC. Accordingly, Mr. Vecchione’s base salary will be $525,000; Mr. Gibbons’ will be $346,500; Mr. Wall’s will be $332,072 and Mr. Cady’s will be $330,750.

The Compensation Committee recommended a more substantial 15% increase in base salary for the CEO. Mr. Sarver has provided the Company several years of dedicated performance during particularly difficult times. His demonstrated commitment has made it possible for the Company to not only survive the turmoil, but to continue to grow and distinguish itself among peers in the markets in which it operates. Based on Mr. Sarver’s continuing performance, the Board approved a base salary of $750,000 for 2012, ranking at the 50th percentile of the Peer Group (as defined below).

Annual Bonus Plan

The Western Alliance Bancorporation Annual Bonus Plan (“Annual Bonus Plan”) is designed to create a pay-for-performance environment and is intended to motivate and retain qualified employees by providing the potential for an annual cash or equity award based on the Company’s achievement of pre-determined performance criteria. The 2011 Annual Bonus Plan for the Company, including performance targets, was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

The Annual Bonus Plan is designed to provide market competitive payouts for the achievement of threshold, target and maximum performance goals. Establishment of the performance levels (threshold, target, and maximum) takes into account all factors that management and the Committee deem relevant, including market conditions and an assessment of a level of growth that is both aggressive and achievable for each performance criterion.

2011 Annual Bonus Determination: For 2011, the Annual Bonus Plan was based on the following criteria and weighting factors:

September 30,
• Organic Deposit Growth	15%
• Organic Loan Growth	15%
• Pre-tax, Pre-Credit Income	20%
• Net Income	20%
• Credit Quality	20%
• Quality Control	10%

These metrics, and the weight placed on each of them, reflect the Company’s goals of increasing efficiency, earnings, growth and profitability. The Compensation Committee reviews and adjusts the weighting of each component of the Annual Bonus Plan on an annual basis to ensure the bonus plan properly reflects the Company’s current goals and priorities.

A summary of the Company’s 2011 target goals for each bonus component and its actual performance is provided in the following table:

	September 30,	September 30,	September 30,	September 30,
Weight	Factor	Target (1)	Actual	Weighted Percent
15%	Organic Deposit Growth	6.0%	5.7%	14.7%
15%	Organic Loan Growth	6.0%	11.3%	22.5%
20%	Pre-tax, Pre-Credit Income	$110.0MM	$112.5MM	22.5%
20%	Net Income	$21.0MM	$31.5MM	27.3%
10%	Credit Quality-Net Charge Offs	<1.3%	1.3%	9.7%
10%	Credit Quality-NPAs	<2.5%	2.7%	9.1%
10%	Quality Control (1)	2/Satisfactory	Pass	10%

			Total % of Target Bonus Available	115.8%

(1)	Quality Control refers to the Company’s performance as reflected in regulatory examinations and internal audits.

Annual incentive compensation under the Annual Bonus Plan is expressed as a percentage of annual cash salary, and bonus targets, achievements and payouts are included as shown in the table below.

	September 30,	September 30,	September 30,	September 30,
Name	Target (% of Base Salary)	2011 Bonus Earned ($)	2011 Bonus Paid ($)(1)	2011 Bonus Paid (as % of Target)
Sarver	100%	752,700	627,625	97%
Vecchione	100%	579,000	520,000	104%
Gibbons	50%	191,070	191,070	115.8%
Wall	50%	184,875	184,875	115.8%
Cady	50%	182,385	182,385	115.8%

(1)

NEOs who were also MHCEs in 2011 received the percentage of their Annual Bonus Plan payments attributable to the TARP period in the form of long-term restricted stock, and the Company limited the total value of each MHCE’s restricted stock grant(s) to no more than one-third of the NEO’s total annual compensation for that period, as allowed by the Interim Final Rules. NEO bonuses for 2011 were awarded in the first quarter of 2012, and are set forth in the Summary Compensation Table and Grants of Plan Based Awards Table appearing at pages 31 and 32 below.

2012 Annual Bonus Determination: For 2012, the Annual Bonus Plan was revised to reflect a more normalized operating environment, and the Company’s focus on increasing shareholder value. The following criteria and weighting factors will apply to all NEOs in 2012:

September 30,
• Earnings Per Share	50%
• Organic Deposit Growth	10%
• Organic Loan Growth	10%
• Credit Quality	20%
• Quality Control	10%

The 2012 Annual Bonus Plan, including performance targets, are filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Long-Term Equity Incentive Compensation

The Company considers long-term equity incentive compensation (“LTI”) critical to the alignment of executive compensation with stockholder value creation and an integral part of the Company’s overall executive compensation program. The Compensation Committee approves annual equity grants at its January meeting, except with respect to the CEO, whose annual grant generally is approved by the Board of Directors at its January meeting. The grant date for the annual equity grant generally is set during the week after the Company issues its earnings release for the prior fiscal year. Setting the grant date subsequent to the earnings release ensures that the price of the grant does not take advantage of nonpublic information by allowing time for the market to react to the information contained in the release.

2011 LTI Determination: With the exception of the NEOs subject to TARP restrictions, the Compensation Committee approved awards of restricted stock for all EMC members in January 2011. As a result of that grant, Mr. Wall received 20,000 restricted shares, vesting on the second and third anniversaries of the grant date.

2012 LTI Determination: In 2012, the Compensation Committee reevaluated the Company’s long-term incentive award practices in light of evolving pay for performance standards and input provided by the Consultant. As a result, the Committee recommended delivering approximately 50% of total LTI value in time-vesting restricted stock and 50% in performance-based stock units. Performance shares provide both upside as well as downside based on the level of achievement of pre-established multi-year performance goals. Executives benefit from the growth (or decline) in share value and the opportunity to earn more (or fewer) shares based on performance results.

Based on the Compensation Committee’s recommendation, the Board granted Mr. Sarver 76,000 restricted shares, vesting in equal parts on the second and third anniversary of the grant date, and 60,000 performance based stock units. While Mr. Sarver was awarded a target number of stock units, the actual number of shares earned will depend on the Company’s 3-year cumulative EPS over the vesting period. Specifically, in 2012 he will receive between 0 and 200% of the target number of shares based on the following cumulative EPS results for the calendar years 2012, 2013 and 2014:

•	0% vesting for below $1.75;

•	50% vesting for $1.75;

•	100% vesting for $2.20;

•	200% vesting for $2.58 or above.

The vesting percentage for EPS values falling between $1.75 and $2.58 will be determined by linear interpolation. The performance based stock units will be forfeited, and the accounting expense reversed, if the established threshold performance goals are not achieved or in event of termination of employment. The Compensation Committee targeted the CEO’s total LTI to be no less than 50% of his base salary, but with the potential to be approximately 200% of his base salary if the Company’s maximum performance goals are achieved over the three-year performance period.

The remaining NEOs also received a combination of time-vesting restricted stock and performance-based stock units based on the same three-year cumulative EPS measures provided above, and in amounts commensurate with their position within the Company. Mr. Vecchione received 43,875 restricted shares and 36,250 performance-based stock units; Mr. Gibbons received 15,000 restricted shares and 15,000 performance-based stock units; and Messrs. Wall and Cady each received 10,000 restricted shares and 10,000 performance-based stock units.

Executive Officer Stock Ownership Guidelines

The Board of Directors adopted Stock Ownership Guidelines in 2010 requiring the Company’s executive officers to own between 50,000 and 400,000 shares of the Company’s common stock, depending on their position and compensation level. Mr. Sarver is required to own no less than 400,000 shares, and Mr. Vecchione no less than 200,000 shares. Messrs. Gibbons, Wall and Cady are each required to own no less than 75,000 shares. All of the NEOs are in full compliance with these requirements.

Benefits and Perquisites

With limited exceptions, the Company offers executives the same basic benefit plans that are available to all full time employees (e.g., participation in our 401(k) Plan and group insurance plans for medical, dental, vision care and prescription drug coverage; basic life insurance; long term disability coverage; holidays; vacation, etc.), plus voluntary benefits that an executive may select and pay for (e.g., supplemental life insurance). The overall benefits philosophy is to focus on the provision of core benefits, with executives able to use their cash compensation to obtain such other benefits as they individually determine to be appropriate for their situations.

The Company believes in a compensation philosophy that deemphasizes benefits and perquisites for NEOs in favor of the leveraged compensation approach described above. In 2011, perquisites for NEOs were minimal and were limited to business-related functions and responsibilities. At the request of the CEO, the Compensation Committee did approve the Company’s reimbursement of the real estate brokerage commission fees Mr. Wall incurred due to the sale of his San Diego home required by his relocation to the Company’s Phoenix headquarters. For 2012, the Compensation Committee has approved car allowances for each of the Company’s NEOs at a rate of $1,000 per month. The car allowances serve to support the Company’s executives in their business development activities, and are standard among a large majority of the Company’s Peer Group.

Non-Qualified Deferred Compensation Plan

NEOs may voluntarily defer cash compensation as part of the Western Alliance Bancorporation Nonqualified 401(k) Restoration Plan (“Restoration Plan”). The Restoration Plan was adopted in order to allow the EMC members to defer a portion of their compensation because they face statutory limits under the Company’s 401(k) Plan. We believe the Restoration Plan is a cost-effective method of providing a market-competitive benefit to the NEOs. For more information on the Restoration Plan, including amounts deferred by the NEOs in 2011, see the Deferred Compensation Plan table and accompanying narrative below.

Benchmarking of Compensation

The community banking industry has experienced significant turmoil during the past several years. In light of the rapidly changing competitive environment, the Compensation Committee engaged the Consultant to prepare a competitive analysis of compensation for the Company’s top executive positions in 2011.

The purpose of the competitive analysis was to help the Compensation Committee maintain executive compensation strategies that incorporate the Company’s compensation philosophy and address the following considerations: (1) continued compliance with developing regulatory requirements; (2) a competitive review and identification of actions required to ensure that compensation is adequate to retain and motivate key executives; (3) refinement of the Compensation Committee’s risk assessment and certification process; and (4) reassessment of the Company’s ongoing executive compensation strategy and alignment of future business and human resource strategies.

The Peer Group includes 16 banking organizations the Company, in consultation with the Consultant, used to analyze the NEOs’ compensation as compared to market practices. This group of banking companies was compiled by considering all banks with total assets within a proximate range, both smaller and larger, of the Company’s total assets, and with a commercial banking focus. For compensation purposes, the Committee uses a subset of the larger group of companies that the Company uses for purposes of comparing financial and stock performance.

The Company believes the Peer Group is representative of those companies that are regional leaders in their markets and with which the Company competes for executive talent. The members of the Peer Group used in 2011 were:

•	BancFirst Corp

•	IBERIABANK Corporation

•	PacWest Bancorp

•	Prosperity Bancshares, Inc.

•	Boston Private Financial Holdings, Inc.

•	Pacific Capital Bancorp

•	Texas Capital Bancshares, Inc.

•	BankUnited, Inc.

•	UMB Financial Corp.

•	CVB Financial Corp.

•	Investors Bancorp Inc.

•	Umpqua Holdings Corp.

•	Trustmark Corporation

•	First Financial Bancorp

•	WestAmerica Bancorporation

•	Cathay General Bancorp

The Compensation Committee believes that the NEOs should receive total compensation that is competitive with comparable employers in the financial services industry and closely aligned with both the Company’s short-term and long-term performance, while at the same time complying with applicable regulatory requirements. Since the Company competes nationally for executive talent, the Compensation Committee believes it is appropriate to generally target total direct compensation, or “TDC,” of the NEOs at approximately the 50th to 70th percentile of the Peer Group. However, actual TDC for executives may vary as necessary based on recommendations of the CEO or President, direction from the Board, performance of the Company or any subsidiary or division, individual performance, the experience level of individual executives, internal equity considerations, acquisition-related commitments, external market factors, and similar considerations.

Equity Compensation Plan Information

The following table provides information as of December 31, 2011, regarding outstanding options and shares reserved for issuance under the Company’s equity compensation plans.

	September 30,	September 30,	September 30,
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of shares remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders (1)	2,107,931	14.64	871,208

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	2,107,931	14.64	871,208

(1)	Reflects awards issued under our 2005 Stock Incentive Plan.

Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s CEO, CFO and three highest paid executive officers. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance-based,” as defined in Section 162(m). In addition, Section 162(m)(5) of the Code limits financial institutions that participated in the U.S. Department of the Treasury’s Capital Purchase Program from tax deductions for any NEO’s compensation greater than $500,000 during any applicable taxable year. The Compensation Committee believes that it is generally in the Company’s interest to structure compensation to come within the Section 162(m) deductibility limits. The Compensation Committee also believes, however, that it must maintain the flexibility to take actions that it deems to be in the best interests of the Company, but which may not qualify for tax deductibility under Section 162(m). The Compensation Committee considered the impact of the caps on the deductibility of compensation imposed by Code Section 162(m) in its design of executive compensation programs.

Furthermore, the Compensation Committee considered other tax and accounting provisions in developing the pay programs for the Company’s NEOs. These included special rules applicable to nonqualified deferred compensation arrangements under Code Section 409A and the accounting treatment of various types of equity-based compensation under FASB ASC Topic 718, as well as the overall income tax rules applicable to various forms of compensation. While the Company attempted to compensate executives in a manner that produced favorable tax and accounting treatment, its main objective was to develop fair and equitable compensation arrangements that appropriately reward executives for the achievement of short- and long-term performance goals.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission, and incorporated by reference into our Annual Report on Form 10-K.

Evaluation of Company Compensation Plans and Risk

The Compensation Committee engaged in a comprehensive review of the Company’s senior executive officer (“SEO”) and employee incentive plans in order to comply with the requirements of the Interim Final Rule. At least once every six months during the TARP period, the Compensation Committee met with the Company’s President, Chief Financial Officer, Chief Administrative Officer, Chief Credit Officer, Chief Risk Officer, General Auditor, and Corporate Counsel to discuss, evaluate and review all of the Company’s employee compensation plans. The Compensation Committee and senior risk officers identified potential risks posed to the Company and risk mitigating factors within the plans. Based on input regarding long-term and short-term risks to the Company, the Committee amended the plans to include guiding principles, limitations on eligibility, clawbacks, and other features, as necessary, to ensure that SEOs and employees are focused on long-term value creation rather than short-term results.

Based on its most recent review of the compensation plans, an evaluation of the amount of payments made and the number of employees eligible for each plan, and discussions with the Company’s senior risk officers regarding the potential risks and how those risks are limited for each plan, the Compensation Committee determined that none of the Company’s incentive compensation plans pose a material risk to the Company.

The Compensation Committee certifies that:

(1)

It has reviewed with senior risk officers the SEO compensation plans and has made reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

(2)	It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3)

It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Submitted by the Compensation Committee

Donald D. Snyder (Chairman)

Marianne Boyd Johnson

James E. Nave, D.V.M

Todd Marshall

Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation of the NEOs in each of the past three fiscal years in which each was an NEO. The column entitled “salary” discloses the amount of base salary paid to each named executive officer during the year, including amounts paid by the Company’s subsidiaries. The columns entitled “Stock Awards” and “Option Awards” disclose the fair value of an award of stock or options measured in dollars and calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The column entitled “Non-Equity Incentive Plan Compensation” discloses payments made under the Western Alliance Bancorporation Annual Bonus Plan.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name and Principal Position	Year	Salary($)(1)	Bonus($)	Stock Awards($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($) (5)	Total ($)
Robert Sarver Chairman and Chief Executive Officer	2011 2010 2009	1,070,808 1,163,788 597,141	0 0 0	549,338 332,450 57,500	0 0 362,000	188,500 0 0	26,714 27,422 26,028	1,835,360 1,523,660 1,042,669

Kenneth Vecchione (6) President and Chief Operating Officer	2011 2010	903,846 365,385	0 1,000,000	440,400 500,000	0 0	145,000 0	14,525 6,025	1,503,771 1,871,410

Dale Gibbons Executive Vice President and Chief Financial Officer	2011 2010 2009	460,450 488,625 311,539	0 0 0	177,464 64,135 15,000	0 0 108,600	47,770 0 0	14,861 14,275 22,763	700,545 567,035 457,902

Merrill Wall (7) Executive Vice President and Chief Administrative Officer	2011 2010 2009	319,300 307,115 290,096	0 0 0	145,400 135,460 14,000	0 0 72,400	184,875 48,515 0	209,999 16,338 16,065	859,574 507,428 392,561

Gerald Cady Executive Vice President, California Administration	2011 2010 2009	424,410 447,576 283,942	0 0 0	165,433 156,645 72,815	0 0 72,400	45,596 0 0	32,232 39,005 36,893	667,671 643,226 466,050

(1)

2011 amounts for Messrs. Sarver, Vecchione, Gibbons and Cady include salary shares in the amount of $420,808, $403,847, $130,450, and $109,410, respectively. Salary shares were fully vested when awarded; however, these shares only became transferable by the executives when the Company repaid its TARP obligations on September 27, 2011.

(2)

For restricted stock, the FASB ASC Topic 718 fair value per share is equal to the closing price of the Company’s stock on the date of grant. To comply with applicable restrictions, during the TARP period Messrs. Sarver, Vecchione, Gibbons and Cady received long-term restricted stock in lieu of cash under the Company’s Non-Equity Incentive Plan Compensation.

(3)

For stock options, the FASB ASC Topic 718 fair value per share is based on certain assumptions that are explained in notes 1 and 13 to our financial statements, which are included in our Annual Report on Form 10-K.

(4)	The Non-Equity Incentive Plan Compensation is fully payable in 2011, and may not be deferred at the election of the NEO.

(5)

Components of the All Other Compensation column include premiums paid by the Company in 2011 with respect to life, disability, medical, dental and vision insurance for the benefit of the NEOs, and matching contributions made by the Company in 2011 to the NEOs’ health savings accounts, 401(k) Plan and/or the Restoration Plan, and perquisites.

	September 30,	September 30,	September 30,		September 30,
Name	Insurance Premiums ($)	Registrant Contributions to 401(k) and Restoration Plans ($) (a)	Perquisites ($)		Total ($)
Sarver	10,864	15,850	0		26,714
Vecchione	11,214	3,311	0		14,525
Gibbons	4,961	9,900	0		14,861
Wall	11,664	8,335	190,000	(b)	209,999
Cady	11,664	7,350	13,218	(c)	32,432

(a)

Pursuant to our 401(k) Plan, the Company matches 50% of the executive’s first 6% of compensation contributed to the plan. Each executive is fully vested in his contributions. Earnings are calculated based on employees’ election of investments, and distributions are made at the normal retirement date, termination of employment, disability or death. For information on the Company’s contributions to the Restoration Plan, see the Nonqualified Deferred Compensation Table and accompanying narrative below. In 2011, the Company also contributed up to $1,000 to an employee’s health savings account to encourage participation in the Company’s high-deductible health care plan.

(b)

Represents amounts paid by the Company in connection with Mr. Wall’s relocation from San Diego, California to the Company headquarters in Phoenix, Arizona, including the real estate brokerage commission on the sale of Mr. Wall’s San Diego home.

(c)	Represents amounts paid by Torrey Pines Bank on behalf of Mr. Cady for his business related country club membership.

(6)	Mr. Vecchione was not a NEO in 2009.

(7)	Mr. Wall was not a NEO in 2010.

Grants of Plan-Based Awards During 2011

The following table contains information about estimated payouts under non-equity incentive plans and restricted stock awards made to each NEO during 2011. No stock options were granted to NEOs in 2011. The threshold, target and maximum columns reflect the range of estimated payouts under the Western Alliance Bancorporation Annual Bonus Plan. These columns show the range of payouts targeted for 2011 performance under the Annual Bonus Plan, as described in the section titled “Annual Bonus Plan” in the Compensation Discussion and Analysis. The actual 2011 bonus payment for 2011 performance is shown in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

The 6th column reports the aggregate FASB ASC Topic 718 value of all awards made in 2011. The values reported here are not apportioned over the service or vesting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards($)(1)			All Other Stock Awards: Number of Shares of Stock or Units(#)(2)	Grant Date Fair Value of Awards ($)
		Threshold	Target	Maximum
Robert Sarver (3)	1/25/11 10/25/11	32,500	650,000	845,000	45,729 18,217	332,450 110,213

Kenneth Vecchione (4)	10/25/11	25,000	500,000	650,000	17,483	107,950

Dale Gibbons (5)	1/25/11 10/25/11	8,250	165,000	214,500	8,822 5,647	64,136 34,164

Merrill Wall	1/25/11	15,965	159,650	207,545	20,000	145,400

Gary Cady (6)	1/25/11 10/25/11	15,750	157,500	204,750	21,547 4,735	156,647 28,647

(1)

Pursuant to the Interim Final Rules, during the TARP period, the Company prohibited the payment or accrual of any bonus to the Company’s five MHCEs, with the exception of long-term restricted stock not exceeding one third of the employee’s annual compensation for that fiscal year.

(2)	This column does not include salary shares received by Messrs. Sarver, Vecchione, Gibbons and Cady in 2011.

(3)	Mr. Sarver received his 2010 Annual Bonus Plan payment in long-term restricted stock, as allowed by the Interim Final Rules, and as disclosed in the Company’s 2011 Proxy Statement.

(4)

Pursuant to his Employment Letter, Mr. Vecchione was not eligible to participate in the Company’s 2010 Annual Bonus Plan; however, he became eligible to participate in the Company’s 2011 Annual Bonus Plan on January 1, 2011.

(5)	Mr. Gibbons received his 2010 Annual Bonus Plan payment in long-term restricted stock, as allowed by the Interim Final Rules, and as disclosed in the Company’s 2011 Proxy Statement.

(6)	Mr. Cady received his 2010 Annual Bonus Plan payment in long-term restricted stock, as allowed by the Interim Final Rules, and as disclosed in the Company’s 2011 Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and restricted stock awards that had not vested as of December 31, 2011. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. For option awards, the table discloses the exercise price and the expiration date. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. We computed the market value of stock awards by multiplying the closing market price of our stock at December 30, 2011 ($6.23), by the number of shares of unvested stock. Beginning in January 2006, options granted to NEOs have seven-year terms. Options granted prior to that time had ten-year terms.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Robert Sarver	65,000 35,000 50,000 45,000 50,000	0 0 0 15,000 50,000	12.00 29.00 34.80 15.90 7.61	10/27/14 1/17/13 1/23/14 1/23/15 1/30/16	74,982	467,138

Kenneth Vecchione	4,500 2,500	1,500 2,500	15.90 7.61	1/23/15 1/30/16	105,639	658,131

Dale Gibbons	45,000 19,000 15,000 15,000 18,000 15,000	0 0 0 0 6,000 15,000	7.03 16.50 29.00 34.80 15.90 7.61	5/29/13 1/25/15 1/17/13 1/23/14 1/23/15 1/30/16	17,688	110,196

Merrill Wall	75,000 10,000 12,500 11,250 10,000	0 0 0 3,750 10,000	16.50 29.00 34.80 15.90 7.61	1/25/15 1/17/13 1/23/14 1/23/15 1/30/16	48,687	303,320

Gary Cady	30,000 6,500 7,500 12,500 11,250 10,000	0 0 0 0 3,750 10,000	7.03 16.50 29.00 34.80 15.90 7.61	4/23/13 1/25/15 1/17/13 1/23/14 1/23/15 1/30/16	40,259	250,814

(1)

The options shown with an expiration date of January 17, 2013, January 23, 2014, January 23, 2015, and January 30, 2016 were granted on January 17, 2006, January 23, 2007, January 23, 2008, and January 30, 2009, respectively, and have seven-year terms, vesting in equal 25% increments on the first, second, third and fourth anniversaries of the applicable grant date. All other options have ten-year terms and vest in equal 20% increments on the first, second, third, fourth and fifth anniversaries of the grant date.

Options Exercised and Stock Vested in 2011

The following table provides information concerning exercises of stock options and the vesting of restricted stock during 2011 for each of the NEOs on an aggregated basis. The table reports the number of securities for which the options were exercised; the aggregate dollar value realized upon exercise of options (i.e., the market price on the exercise date, less the exercise price); the number of shares of stock that have vested; and the aggregate dollar value realized upon vesting of stock. For stock that vested in 2011, the aggregate dollar amount realized upon vesting was computed by multiplying the number of shares of stock by the market value of our common shares on the vesting date.

	September 30,	September 30,	September 30,	September 30,
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercises ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Robert Sarver	0	N/A	0	N/A
Kenneth Vecchione	0	N/A	0	N/A
Dale Gibbons	0	N/A	4,250	30,643
Merrill Wall	0	N/A	4,250	30,643
Gary Cady	0	N/A	3,200	23,072

(1)	Amounts reflect the closing market value of the stock on the day the stock vested.

Nonqualified Deferred Compensation in 2011

The Company sponsors the Restoration Plan, a non-qualified deferred compensation plan available only to members of the EMC. The Restoration Plan became effective in 2006. Under the 401(k) Plan, there is a statutory limit on the amount of compensation that can be taken into consideration in determining participant contributions and the Company’s matching contributions. The Restoration Plan allows participants to contribute 6% of their base salary and bonus compensation payable under the Annual Bonus Plan, without regard to the statutory compensation limit, but offset by participant contributions actually made under the 401(k) Plan. The Company makes matching contributions of 50% of the deferred amount up to 3% of all compensation as offset by the amount of matching contribution made on the participant’s behalf under the 401(k) Plan.

The following table provides information with respect to the Restoration Plan. The amounts shown include compensation earned and deferred in prior years, and earnings on, or distributions of, such amounts. The column “Executive Contributions in 2011” indicates the aggregate amount contributed to such plans by each NEO during 2011. In 2011, no NEO received preferential or above-market earnings on deferred compensation, and no withdrawals or distributions were made.

	September 30,	September 30,	September 30,	September 30,
Name	Executive Contributions in 2011 ($)(1)	Registrant Contributions in 2011 ($)(2)	Aggregate Earnings in 2011 ($)	Aggregate Balance at 12/31/11 ($)
Robert Sarver	17,000	8,500	32,802	268,882
Kenneth Vecchione	0	0	0	0
Dale Gibbons	7,954	3,977	13,253	54,656
Merrill Wall	1,969	985	3,479	20,684
Gary Cady	0	0	210	7,146

(1)	Amounts in this column are included in the Summary Compensation Table in the Salary column.

(2)	Amounts in this column are included in the Summary Compensation Table, in the All Other Compensation column, and as a portion of the Registrant Contributions column in footnote (5) to that table.

Potential Payments upon Termination or Change in Control

The Company does not currently have employment, change of control, severance or similar agreements or arrangements with any of its NEOs. The applicable award agreements under our 2005 Stock Incentive Plan provide that unvested stock options and restricted stock grants are forfeited immediately upon termination of employment for any reason. The stock option award agreements further provide that, if a recipient dies or his or her employment is terminated due to disability, all vested options must be exercised within 12 months after the date of death or termination. The award agreements further provide that if a recipient’s employment is terminated for any other reason (except termination for cause), he or she has 90 days from the date of termination to exercise all vested stock options.

The 2005 Stock Incentive Plan provides for the treatment of outstanding options and shares of restricted stock upon the occurrence of a “Corporate Transaction,” which is defined as:

•	the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity;

•	a sale of all or substantially all of the assets of the Company to another person or entity; or

•

any transaction, including a merger or reorganization, in which the Company is the surviving entity, which results in any person or entity other than persons who are stockholders or affiliates immediately prior to the transaction owning 50% or more of the combined voting power of all classes of stock of the Company.

In the event of a Corporate Transaction, unless the successor entity or a parent or subsidiary thereof has agreed in writing to assume or continue the Company’s outstanding stock options and restricted stock awards or to substitute new awards to replace such outstanding awards of the Company, then the outstanding stock options and restricted stock awards will vest in full, and the Board of Directors may elect, in its sole discretion, either to provide that all stock options will be exercisable for a period of 15 days prior to, and contingent upon, the consummation of the Corporate Transaction or to cancel any outstanding options and restricted stock and pay, or cause to be paid, to the holder an amount in cash or securities having a value:

•	in the case of restricted stock, equal to the formula or fixed price per share paid to holders of shares of the Company’s common stock in connection with the Corporate Transaction, or

•

in the case of options, equal to the product of the number of shares of common stock subject to the option multiplied by the amount, if any, by which the formula or fixed price per share paid to holders pursuant to the Corporate Transaction exceeds the exercise price of the option.

Assuming a December 31, 2011 Corporate Transaction, and assuming acceleration in full of the vesting of all outstanding stock options and restricted stock awards in accordance with the terms of the 2005 Stock Incentive Plan, the value of all stock options and restricted stock awards held by each NEO that would vest in full would be as follows:

	September 30,	September 30,	September 30,
Name	Value of Stock Options ($) (1)	Value of Restricted Shares ($)(2)	Total ($)
Robert Sarver	0	467,138	467,138
Kenneth Vecchione	0	658,131	658,131
Dale Gibbons	0	110,196	110,196
Merrill Wall	0	303,320	303,320
Gary Cady	0	250,814	250,814

(1)

For each share subject to an option whose vesting would be accelerated by a December 31, 2011 Corporate Transaction, the value of stock options is determined by the excess of our common stock’s closing market price per share of $6.23 on December 30, 2011 and the option’s exercise price per share. The zero values set forth in the table reflect the fact that none of the NEOs unvested stock options were “in the money” as of December 30, 2011.

(2)	The value of each share of restricted stock subject to accelerated vesting is equal to our common stock’s closing market price per share of $6.23 on December 30, 2011.

In addition, pursuant to indemnification agreements entered into by the Company with certain of its directors and executive officers, in the event of a change of control of the Company, an independent party will be appointed to determine the rights and obligations of the indemnitee and the Company with regard to a particular proceeding, and the Company has agreed to pay the reasonable fees for such party. If there is a potential change in control, the agreement provides that, upon the request of an indemnitee, the Company will establish and fund a trust for payment of reasonably anticipated expenses, and that the trust cannot be revoked upon a change of control without the indemnitee’s consent. For more information regarding the indemnification agreements, see “Employment, Noncompetition and Indemnification Agreements” below.

Under the Restoration Plan, the Company’s matching contribution in the executive’s account (and all earnings thereon) will become 100% vested immediately (if not already vested): (1) upon a change in control of the Company, or (2) on the date the executive reaches age 65, the date of his disability, or the date he dies, if the executive is employed by the Company on any such date.

Assuming a change in control or other vesting event occurred on December 30, 2011, the vesting benefit pursuant to the Restoration Plan to each NEO would be $268,882 for Mr. Sarver, $0 for Mr. Vecchione, $54,656 for Mr. Gibbons, $20,684 for Mr. Wall, and $7,146 for Mr. Cady.

Employment, Noncompetition and Indemnification Agreements

Employment Agreements

The Company has not entered into employment agreements with any of its NEOs.

Noncompetition Agreements

On July 31, 2002, the Company entered into Noncompetition Agreements with Messrs. Lundy, Sarver, and Snyder. The agreements are enforceable while each such person is employed by the Company as a senior executive or is a member of its Board of Directors and for two years following the conclusion of such service. Each agreement provides that, other than with the Company, the individual will refrain from (a) engaging in the business of banking, either directly or indirectly, or from having an interest in the business of banking, in any state in which the Company engages in the business of banking; (b) soliciting any person then employed by the Company for employment with another entity engaged in the business of banking; or (c) diverting or attempting to divert from the Company any business of any kind in which the Company is engaged. The agreement does not prohibit passive ownership in a company engaged in banking that is listed or traded on the NYSE, American Stock Exchange or NASDAQ, so long as such ownership does not exceed 5%. In the event of a breach or threatened breach, the Company is entitled to obtain injunctive relief against the breaching party in addition to any other relief (including money damages) available to the Company under applicable law.

Indemnification Agreements

At the time of its IPO, the Company entered into Indemnification Agreements with Messrs. Boyd, Lundy, Sarver, Snyder, and Froeschle, Drs. Nagy and Nave and Ms. Johnson (“indemnitees”). These agreements provide contractual assurance of the indemnification authorized and provided for by the Company’s articles of incorporation and bylaws and the manner of such indemnification, regardless of whether the Company’s articles or bylaws are amended or revoked, or whether the composition of the Board of Directors is changed or the Company is acquired. However, such limitation on liability would not apply to violations of the federal securities laws, nor does it limit the availability of non-monetary relief in any action or proceeding against a director. The Company’s bylaws include provisions for indemnification of its directors and officers to the fullest extent permitted by Nevada law. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to directors, officers and persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such laws and is unenforceable.

The agreement provides for the payment, in whole or in part, of expenses, judgments, fines, penalties, or amounts paid in settlement related to a proceeding implicating an indemnitee if that person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests. With respect to criminal proceedings, the person must have had no reason to believe the relevant conduct was unlawful in order to obtain indemnification. Each agreement also provides for instances in which the Company will advance funds to the indemnitee and a related mechanism by which the Company may be reimbursed for such advances if it is ultimately found not obligated to indemnify the indemnitee in whole or in part. Further, the Company has agreed to pay for all expenses incurred by an indemnitee in his or her attempt to enforce the indemnification terms of his or her agreement, any other agreement or law, the Company’s bylaws or its articles of incorporation. The Company has also agreed to pay for all expenses incurred by an indemnitee in his or her attempt to seek recovery under any officers’ or directors’ liability insurance policies, without regard to the indemnitee’s ultimate entitlement to any such benefits.

Each agreement to indemnify is subject to a number of qualifications. For example, it does not apply to any proceeding instituted by a bank regulatory agency that results in an order assessing civil monetary penalties or requiring payments to the Company or instituted by an indemnitee against the Company or its directors or officers without the Company’s consent. Further, the Company’s obligations are relieved should it be determined by a judge or other reviewing party that applicable law would not permit indemnification. The Company is entitled to assert that the indemnitee has not met the standards of conduct that make it permissible under the Nevada General Corporation Law for the Company to indemnify its directors and officers.

In the event of a change of control of the Company, each agreement provides for the appointing of an independent party to determine the rights and obligations of an indemnitee and the Company with regard to a particular proceeding, and the Company has agreed to pay the reasonable fees for such party. If there is a potential change in control, the agreement provides that, upon the request of an indemnitee, the Company will establish and fund a trust for payment of reasonably anticipated expenses, and that the trust cannot be revoked upon a change of control without the indemnitee’s consent.

Certain Transactions with Related Persons

The Company and its banking subsidiaries have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors, officers, and principal stockholders of the Company and its subsidiaries (and their associates), including corporations, partnerships and other organizations in which such persons have an interest. Other than such banking transactions, there have been no transactions, since the beginning of fiscal 2011, nor is there any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. See “Compensation Committee Interlocks and Insider Participation” on page 19 for more information on these banking transactions.

Certain Business Relationships

Robert Sarver, the Company’s Chairman and Chief Executive Officer, controls a limited partnership that holds certain commercial real estate in which directors Hilton and Marshall are limited partners. This partnership is not related in any way to the Company’s operating or financial performance or the value of the Company’s shares. None of the directors, other than Mr. Sarver, is a managing or general partner in the limited partnership, nor do they have any other policy making role. Mr. Sarver also is the managing partner of the entity which owns the Phoenix Suns NBA basketball team. Director Hilton is a limited partner in the Phoenix Suns ownership group.

Mr. Sarver also serves as a director of Meritage Homes Corporation. Mr. Hilton is the chairman of the board and chief executive officer of Meritage.

Mr. Boyd, a director of the Company, was the chief executive officer of Boyd Gaming Corporation until 2008 and currently holds the position of Executive Chairman. Director Johnson, Mr. Boyd’s daughter, is also an executive officer and director of Boyd Gaming Corporation. Robert L. Boughner, a director of Bank of Nevada and Boyd Gaming Corporation, is the chief operating officer and president of Borgata, an Atlantic City casino and resort that is jointly owned by Boyd Gaming Corporation and MGM Resorts International. Director Snyder, who also serves as Chairman of the Board of the Company’s Bank of Nevada subsidiary, was the president of Boyd Gaming Corporation from January 1997 until March 2005.

Director Mack is currently a Managing Principal for Southwest Value Partners Enterprises, a private real estate investment firm in which Mr. Sarver holds a minority interest. With the exception of maintaining deposit accounts with the Company’s subsidiary banks, SVP does not do business or engage in any transactions with the Company. Mr. Sarver was an original founder and managing principal of SVP, but no longer serves in a managing or controlling capacity. Mr. Sarver is a member of SVP’s five-person underwriting committee.

Policies and Procedures Regarding Transactions with Related Persons

In April 2008, the Board approved a Related Party Transactions Policy (“Policy”) that can be found in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorp.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

The Policy applies only to specific transactions or arrangements with so-called related parties, which includes the Company’s directors, executive officers, beneficial owners of 5% of more of the Company’s voting securities, related entities, and immediate family members of the foregoing. In general, under the Policy, unless the transaction falls within the category of a pre-approved transaction, every transaction involving a related party that involves an amount greater than $10,000 must be reported to and approved an appropriate party. For transactions involving amounts equal to or lesser than $120,000, the appropriate party is, with respect to related parties of Western Alliance Bancorporation, the Company’s CEO or Chairman of the Audit Committee, and with respect to related parties of the Banks, the Company’s CEO or the president of the applicable Bank. For transactions involving amounts greater than $120,000, the appropriate party is, with respect to related parties of Western Alliance Bancorporation, the Company’s Board of Directors or the Audit or Corporate Governance Committee, and with respect to related parties of the Banks, the Board of Directors of the Bank.

In accordance with Federal Reserve Board Regulation O, each of the Company’s bank subsidiaries has adopted a formal policy governing any extensions of credit to any officer, director or significant shareholder of the bank or any affiliate. These policies require, among other things, that any such loan (1) be made on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with unrelated persons, (2) not involve more than the normal risk of collectability or present other unfavorable features for the bank, and (3) be approved by a majority of the bank’s full board of directors, without the direct or indirect participation of the interested person. Any transactions between the Company and an officer or director of the Company (or any of its affiliates), or an immediate family member of such an officer or director, falling outside the scope of these formal policies must be conducted at arm’s length. Any consideration paid or received by the Company in such a transaction must be on terms no less favorable than terms available to an unaffiliated third party under similar circumstances.

INDEPENDENT AUDITORS

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed McGladrey & Pullen, LLP to audit the financial statements of the Company and certain of its subsidiaries for the fiscal year ending December 31, 2011, and to report on the consolidated balance sheets, statements of income and other related statements of the Company and its subsidiaries. McGladrey & Pullen, LLP has served as the independent auditor for the Company since 1994. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions posed by the stockholders.

Fees and Services

The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for fiscal years 2011 and 2010. On December 1, 2011, McGladrey & Pullen, LLP acquired RSM McGladrey, Inc.

	September 30,	September 30,
	Fiscal Year 2011 ($)	Fiscal Year 2010 ($)
Audit Fees	616,000	807,000
Audit-Related Fees	29,000	33,000
Tax Fees	57,000	83,000
All Other Fees	116,000	136,000

Total	818,000	1,059,000

Audit Fees. Audit fees for 2011 include professional fees and costs associated with reviews of Registration Statement on Form S-3 and related consents. Audit fees for 2010 include professional fees and costs associated with reviews of Registration Statement on Form S-3, related consents, and professional fees and costs associated with review of documents for a public offering. Audit fees for both years also include professional fees and costs associated with audits of Form 10-K and related items, and reviews of Forms 10-Q and related SAS 100 reviews.

Audit-Related Fees. Audit-related fees include audits of an employee benefit plan and services relating to various accounting and reporting matters.

Tax Fees. Tax fees include review of tax estimates and various tax consulting services.

All Other Fees. All other fees include regulatory compliance services.

The Audit Committee considered the compatibility of the non-audit-related services performed by and fees paid to McGladrey & Pullen, LLP and RSM McGladrey, Inc. in 2011 and the proposed non-audit-related services and fees for 2012 and determined that such services and fees are compatible with the independence of McGladrey & Pullen, LLP.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve all audit and non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee has established a policy regarding pre-approval of permissible audit, audit-related, tax and other services provided by the independent auditors, which services are periodically reviewed and revised by the Committee. Unless a type of service has received general pre-approval under the policy or involves de minimis fees, the service will require specific approval by the Audit Committee. The Audit Committee may delegate to its Chairman the authority to pre-approve services of the independent auditors, provided that the Chairman must report any such approvals to the full Audit Committee at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of the Record Date, March 2, 2012, the record and beneficial ownership of the Company’s common stock by persons known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock. The Company knows of no person who owns, beneficially or of record, either individually or with associates, more than 5% of the Company’s common stock, except as set forth below.

	September 30,	September 30,
Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class (1)
T. Rowe Price Associates (2)	7,766,867	9.34%
Wellington Management Company, LLP (3)	5,085,974	6.12%

(1)	Percentage calculated on the basis of 83,132,092 shares outstanding on March 2, 2012.

(2)

Based on a Schedule 13G filed by T. Rowe Price Associates, Inc. (“Price Associates”) on February 9, 2012, these securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Price Associates’ address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)

Based on a Schedule 13G filed by Wellington Management Company, LLP (“Wellington”) on February 14, 2012, Wellington has shared voting power and shared dispositive power of 4,521,031 shares and 5,085,974 shares of the Company’s common stock, respectively. Wellington’s address is 280 Congress Street, Boston, Massachusetts 02210.

The following table sets forth certain information with respect to the beneficial ownership of common stock, as of the Record Date, March 2, 2012, by (a) each director and executive officer of the Company, and (b) the Company’s directors and executive officers as a group. The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each individual. The “*” represents less than one percent of the class.

	September 30,	September 30,
Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage of Class (2)
Bruce Beach (3)	50,725	*
William S. Boyd (4)	3,743,820	4.50%
Gary Cady (5)	202,641	*
Duane Froeschle (6)	308,558	*
Dale Gibbons (7)	295,157	*
Bruce Hendricks (8)	165,944	*
Steven J. Hilton (9)	462,667	*
Marianne Boyd Johnson (10)	883,587	1.06%
James Lundy (11)	303,291	*
Cary Mack (12)	183,350	*
Todd Marshall (13)	1,063,941	1.28%
Robert McAuslan (14)	27,938	*
M. Nafees Nagy, M.D. (15)	534,158	*
James Nave, D.V.M. (16)	544,972	*
Dennis Rygwalski (17)	15,000	*
John P. Sande, III (18)	107,348	*
Robert G. Sarver (19)	3,439,172	4.14%
Donald D. Snyder (20)	232,099	*
Sung Won Sohn (21)	10,439	*
Patricia Taylor (22)	26,057	*
Kenneth A. Vecchione (23)	333,158	*
Merrill Wall (24)	248,741	*

All directors and executive officers as a group (22 persons)	13,182,763	15.86%

(1)

In accordance with the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power and/or investment power with respect to the shares, or has a right to acquire beneficial ownership at any time within 60 days from March 2, 2012. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Shares subject to outstanding stock options and warrants, which an individual has the right to acquire within 60 days of March 2, 2012 (“exercisable stock options” and “exercisable warrants,” respectively), are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities. The business address of each of the executive officers and directors is One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Telephone: (602) 389-3500.

(2)	Percentage calculated on the basis of 83,132,092 shares outstanding on March 2, 2012.

(3)	Mr. Beach’s share ownership includes 17,750 shares subject to exercisable stock options.

(4)	Mr. Boyd’s share ownership includes 16,750 shares subject to exercisable stock options and 3,720,480 shares held by a trust.

(5)	Mr. Cady’s share ownership includes 86,500 shares subject to exercisable stock options, and 4,748 shares held in his Company 401(k) account.

(6)	Mr. Froeschle’s share ownership includes 120,000 shares subject to exercisable stock options, and 4,080 shares held in his Company 401(k) account.

(7)	Mr. Gibbons’ share ownership includes 145,500 shares subject to exercisable stock options, and 2,507 shares held in his Company 401(k) account.

(8)	Mr. Hendricks’ share ownership includes 90,000 shares subject to exercisable stock options, 12,500 held by a trust, and 3,348 shares held in his Company 401(k) account.

(9)

Mr. Hilton’s share ownership includes 22,750 shares subject to exercisable stock options, 270,491 shares held by a family trust, 136,548 shares held by a limited liability company, and 15,000 shares held in children’s trust accounts.

(10)	Ms. Johnson’s share ownership includes 22,750 shares subject to exercisable stock options, 652,799 shares held by three separate trusts, and 184,796 shares held by a limited partnership.

(11)	Mr. Lundy’s share ownership includes 135,000 shares subject to exercisable stock options, and 3,646 shares held in his Company 401(k) account.

(12)	Mr. Mack’s share ownership includes 22,750 shares subject to exercisable stock options, 137,322 shares held by a family trust, and 10,500 held by a limited liability company.

(13)	Mr. Marshall’s share ownership includes 16,750 shares subject to exercisable stock options, and 948,522 shares held by various trusts.

(14)	Mr. McAuslan’s share ownership includes 1,438 shares held in his Company 401(k) account.

(15)	Dr. Nagy’s share ownership includes 388,458 shares held by two limited liability companies, 110,472 shares held by various trusts, and 16,750 shares subject to exercisable options.

(16)	Dr. Nave’s share ownership includes 22,750 shares subject to exercisable stock options, 176,110 shares held by a profit sharing plan, and 125,818 held by his daughter.

(17)	Mr. Rygwalski’s share ownership includes 0 shares subject to exercisable stock options.

(18)	Mr. Sande’s share ownership includes 11,625 shares subject to exercisable stock options, and 82,945 shares held by a family trust.

(19)

Mr. Sarver’s share ownership includes: (i) 30,000 shares held by Mr. Sarver’s spouse over which he disclaims all beneficial ownership, (ii) 5,000 shares held by Mr. Sarver’s children over which he disclaims all beneficial ownership, (iii) 285,000 shares subject to exercisable stock options, (iv) 642,758 shares held in a family trust, (v) 166,022 shares held by a limited partnership, (vi) 33,105 shares held by a corporation, and (vii) 5,013 shares held in his Company 401(k) account. Includes 2,533,090 shares pledged or held in a margin account.

(20)	Mr. Snyder’s share ownership includes 22,750 shares subject to exercisable stock options, and 196,571 shares held by a trust. Includes 86,082 shares pledged or held in a margin account.

(21)	Dr. Sohn’s share ownership includes 0 shares subject to exercisable stock options.

(22)	Ms. Taylor’s share ownership includes 1,057 shares held in her Company 401(k) account.

(23)	Mr. Vecchione’s share ownership consists of 9,750 shares subject to exercisable stock options, and 1,279 shares held in his Company 401(k) account.

(24)	Mr. Wall’s share ownership includes 127,500 shares subject to exercisable stock options, and 5,014 shares held in his Company 401(k) account.

ITEMS OF BUSINESS TO BE ACTED ON AT THE MEETING

Item 1. Election of Directors

Under the Company’s Articles of Incorporation, the Board is divided into three classes, with approximately one-third of the directors standing for election each year. The terms of five Class I directors will expire at this year’s Annual Meeting. The Board nominated five individuals to be elected as Class I directors at the Annual Meeting. The five individuals listed below, all of whom are currently directors of the Company, are the nominees to be elected as Class I directors at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named.

The term for directors elected this year will expire at the annual meeting of stockholders held in 2015. Each of the nominees listed below has agreed to serve that term. If any director is unable to stand for election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The Board of Directors unanimously recommends that the stockholders vote “FOR” all of the following nominees:

Bruce Beach

William S. Boyd

Steven J. Hilton

Marianne Boyd Johnson

Kenneth A. Vecchione

Biographical information about these nominees may be found beginning at page 9 of this proxy statement.

Item 2. Approval of Amendment to 2005 Stock Incentive Plan

At the Annual Meeting, the stockholders will be asked to approve an amendment (the “Amendment”) to the Western Alliance Bancorporation 2005 Stock Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance thereunder by 2,000,000, from 6,500,000 to 8,500,000 shares, including shares available under the “prior plans” (as defined below). In addition, the stockholders will be asked to approve an increase in the maximum number of shares of Stock that can be awarded to any person eligible for an award under the Incentive Plan from 150,000 to 300,000 per calendar year, and to approve updated business criteria upon which performance-based awards may be granted under the Incentive Plan, so the Company will have the ability to fully deduct for federal income tax purposes any performance-based compensation that may be provided to certain officers pursuant to the Incentive Plan on the basis of such criteria.

The Company’s Board of Directors and stockholders previously approved the BankWest of Nevada 1997 Incentive Stock Option Plan, the BankWest of Nevada 1997 Nonqualified Stock Option Plan, the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan and the Western Alliance Bancorporation 2002 Stock Option Plan (together, referred to as the “prior plans”). Stockholders approved the Incentive Plan at the Company’s 2005 Annual Meeting and amended the Incentive Plan at the Company’s 2007 Annual Meeting to increase the authorized shares available for grant and at the Company’s 2009 Annual Meeting to increase the authorized shares available for grant and update the material terms of performance goals under the Incentive Plan. The Incentive Plan is an amendment and restatement of the prior plans and therefore supersedes the prior plans, while preserving the material terms of the outstanding prior plan awards. Awards made under any of the prior plans are subject to the terms and conditions of the Incentive Plan, which has been structured so as not to impair the rights of award holders under the prior plans.

We believe that in order to successfully attract and retain the best possible candidates for positions of responsibility and to provide them with appropriate incentives to contribute to the Company’s success, we must continue to offer a competitive equity incentive program. As of December 31, 2011, a total of 871,208 shares remained available for the grant of new awards under the Incentive Plan. Also, the maximum number of shares that can be issued under the Incentive Plan to any person, other than pursuant to an option or stock appreciation right, in any calendar year is 150,000 shares. We believe that the number of shares available under the Incentive Plan and the limit on the number of shares permitted to be granted to an individual in any calendar year are insufficient to meet the Company’s anticipated needs.

Therefore, on February 16, 2012, the Company’s Board of Directors adopted the Amendment, subject to approval by the Company’s stockholders, to ensure that the Company will continue to have available a reasonable number of shares for its equity incentive program and the ability to grant larger annual awards from time to time under the Incentive Plan.

The Incentive Plan is designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by certain employees in connection with certain awards granted under the Incentive Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to a “covered employee” of a publicly held company. Generally, covered employees are the chief executive officer, the chief financial officer and the three highest compensated officers other than the chief executive and chief financial officers. Certain types of compensation, including performance-based compensation, are generally excluded from this limitation on deductibility. Performance-based compensation generally includes compensation realized in connection with stock options and stock appreciation rights granted under the Incentive Plan, as well as restricted stock, stock unit and cash awards granted under the Incentive Plan that are subject to the attainment of pre-established objective performance goals. To enable such compensation to qualify as “performance-based” within the meaning of Section 162(m), the stockholders must approve the material terms of the performance goals that may be established in conjunction with performance-based compensation awarded under the Incentive Plan. In addition, regulations under Section 162(m) generally require reapproval by the stockholders at least every five years of the material terms of these performance goals if the Incentive Plan permits the Compensation Committee to select the specific target levels of performance to be achieved under these awards.

Because the Incentive Plan authorizes the Compensation Committee to select the appropriate target levels of performance to be achieved, at the 2009 Annual Meeting, the stockholders were asked to approve the material terms of performance goals under the Incentive Plan on which the Compensation Committee may base performance-based compensation awards exempt from the limit on deductibility under Section 162(m). Accordingly, in 2009, the stockholders approved:

•	the eligibility requirements for participation in the Incentive Plan;

•	the maximum numbers of shares for which awards may be granted to an employee in any calendar year;

•	the maximum cash amount that may be earned by an employee under cash-based awards during a performance period; and

•	the business criteria upon which the grant or vesting of performance-based awards may be based.

During the TARP period, ARRA prohibited the Company from paying or accruing any bonus, retention award or incentive compensation, other than in the form of limited amounts of long-term restricted stock, to at least the five most highly compensated employees. Further, ARRA prohibited the Company from deducting annual compensation in excess of $500,000 paid to its chief executive officer, chief financial officer or any of its three highest compensated officers other than the CEO or CFO. Accordingly, while we were subject to the executive compensation restrictions of ARRA, we were effectively precluded from granting stock options or other awards under the Incentive Plan, except for limited awards of restricted stock to certain of our senior executives, and from excluding from the limits on deductibility under Section 162(m) any amounts paid to any of our senior executives in excess of $500,000 in any year, even if that compensation qualified as performance-based.

As discussed elsewhere in this proxy statement, the Company’s participation in the Capital Purchase Program component of TARP ended on September 27, 2011 and we are no longer subject to the restrictions imposed by ARRA. In order to align the personal interests of the Company’s directors and employees to those of its stockholders and to provide such individuals with an incentive for outstanding performance, the Board of Directors believes it is important that long-term incentives be awarded and that they be based on measurements of performance that the Company typically equates with its success. Therefore, on February 16, 2012, the Company’s Board of Directors adopted the Amendment, subject to approval by the Company’s stockholders, to update the business criteria upon which the grant or vesting of performance-based awards may be based, to include: (i) earnings before interest expense, taxes, depreciation and amortization, and credit-related charges; (ii) return on assets; and (iii) measures of asset quality (collectively, the “Business Criteria”).

To enable the Company to preserve the deductibility under Section 162(m) of performance-based compensation paid on the basis of the Business Criteria in the future, the Board of Directors also believes the approval of Business Criteria is in the best interests of our stockholders. Therefore, the Board of Directors urges you to vote in favor of this proposal.

2005 Stock Incentive Plan

The following summary of the Incentive Plan is subject to the specific provisions contained in the complete text of the Incentive Plan. A copy of the Incentive Plan, as amended, is attached to this proxy statement as Appendix A.

Purpose. The purpose of the Incentive Plan is to attract and retain highly qualified officers, directors, key employees, consultants and advisors, and to motivate them to expend maximum effort to improve the Company’s business results and earnings. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted and unrestricted stock awards, stock units, dividend equivalent rights and cash awards.

Shares Authorized. Prior to the Amendment, the Incentive Plan authorizes the issuance of a maximum of 6,500,000 shares of our common stock, including shares subject to awards that were outstanding under the prior plans on the effective date of the Incentive Plan. If this proposal is approved by the stockholders, the cumulative number of shares of common stock authorized for issuance under the Incentive Plan will be increased by 2,000,000 to an aggregate of 8,500,000. Without reducing the number of shares otherwise available for the grant of awards under the Incentive Plan, the Company may assume or substitute replacement awards under the Incentive Plan for awards of service providers of companies that it may acquire.

Source of Shares; Adjustments. The common stock issued or to be issued under the Incentive Plan consists of authorized but unissued and reacquired shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Incentive Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Incentive Plan. Proportional adjustments will be made to the number and kind of shares subject to outstanding awards, to the per share exercise price of outstanding stock options and stock appreciation rights, to the number and kind of shares available for issuance under the Incentive Plan, and to the individual limitations on awards described below, in order to appropriately reflect the effect of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, distribution payable in capital stock of the Company or any other entity or other assets, and other similar events.

If the exercise price of any option or a tax withholding obligation with respect to any award is satisfied by tendering shares or by withholding shares, only the number of shares issued net of the shares tendered or withheld will be deemed delivered for the purpose of determining the maximum number of shares available for delivery under the Incentive Plan. The number of shares authorized for issuance under the Incentive Plan will be increased by the number of shares of common stock, if any, repurchased by the Company using “option proceeds” (as defined by the Incentive Plan), provided that such increase cannot exceed an amount equal to the option proceeds divided by the fair market value per share of common stock determined on the date of exercise of the applicable stock option.

Award Limits. To enable compensation received in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Incentive Plan contains certain individual limits on the maximum amount that can be paid in cash under the Incentive Plan and on the maximum number of shares of common stock that may be issued under the Incentive Plan in a calendar year. The maximum number of shares subject to options or stock appreciation rights that can be issued under the Incentive Plan to any person is 150,000 shares in any calendar year. Prior to the Amendment, the maximum number of shares that can be issued under the Incentive Plan to any person, other than pursuant to an option or stock appreciation right, is 150,000 shares in any calendar year. If this proposal is approved by the stockholders, the maximum number of shares that can be issued under the Incentive Plan to any person, other than pursuant to an option or stock appreciation right, in any calendar year will be increased by 150,000 shares, to 300,000 shares. The maximum amount that may be earned as an annual incentive award or other cash award in any calendar year by any one person is $5.0 million, and the maximum amount that may be earned in any performance period under a performance award or other cash award by any one person is $15.0 million.

Administration. The Incentive Plan is administered by the Board of Directors and, to the extent of its delegated authority, by the Compensation Committee. All references in this description of the Incentive Plan to the Compensation Committee include the Board of Directors. Subject to the terms of the Incentive Plan, the Compensation Committee may select participants to receive awards; determine the types of awards, terms and conditions of awards; and interpret provisions of the Incentive Plan. At its discretion, the Compensation Committee may grant awards under the Incentive Plan in substitution or exchange for any other awards granted under the Incentive Plan or another plan of the Company, any affiliate or any business entity acquired by the Company or an affiliate, or any other right of a grantee to receive payment from the Company or any affiliate. Any such substituted or replacement awards may, at the discretion of the Compensation Committee, be granted with an exercise price that is less than the fair market value of a share of common stock.

Eligibility. Awards may be made under the Incentive Plan to employees, officers, directors, consultants and advisors to the Company or an affiliate whose participation in the Incentive Plan is determined to be in the Company’s best interests by the Compensation Committee.

Amendment or Termination of the Incentive Plan. While the Compensation Committee may suspend, terminate or amend the Incentive Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders to the extent required by law. Unless terminated earlier, the Incentive Plan will automatically terminate on April 7, 2015, the date 10 years after its initial adoption by the Board of Directors.

Stock Options. The Compensation Committee may grant options to purchase shares of common stock intended to qualify as incentive stock options within the meaning of Section 422 of the Code and stock options that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. If the Company were to grant incentive stock options to any holder of more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (a “10% stockholder”), the exercise price may not be less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of each stock option will be fixed by the Compensation Committee but may not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). The Compensation Committee determines at what time or times and upon what conditions each option may be exercised and the period of time, if any, after an optionee’s death, disability, retirement or other termination of employment during which options may be exercised. The exercisability of options may be accelerated by the Compensation Committee. In general, an optionee may pay the exercise price of an option by cash or cash equivalent, by tendering shares of the Company’s common stock having a fair market value equal to the exercise price to be paid or, provided that the Company is a publicly traded company at the time, by means of a broker-assisted cashless exercise.

Stock options granted under the Incentive Plan generally may not be transferred or assigned other than by will or under applicable laws of descent and distribution or pursuant to a domestic relations order. However, the Company may permit limited transfers of nonqualified stock options without receipt of value to or for the benefit of immediate family members of optionees.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights in conjunction with an option or other award under the Incentive Plan or independently of any other award. Stock appreciation rights are rights to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the excess of the fair market value of the shares underlying the rights over the exercise price of those rights, which may not be less than the fair market value of the shares on the date of grant. All other terms and conditions applicable to stock appreciation rights will be determined by the Compensation Committee and are substantially similar to those applicable to stock options that may be granted under the Incentive Plan.

Stock and Stock Unit Awards. The Compensation Committee may grant awards of restricted stock, unrestricted stock or stock units under the Incentive Plan. Such awards may be granted for no consideration other than services rendered by the grantee or for such monetary consideration as determined by the Compensation Committee. Shares of restricted stock are shares of common stock of the Company that are issued subject to service or performance-based vesting conditions determined by the Compensation Committee. Stock units are rights to receive shares of common stock units upon the future satisfaction of service or performance-based vesting conditions determined by the Compensation Committee. Until the applicable vesting conditions have been satisfied, neither shares of restricted stock nor stock units may be sold, transferred, assigned, pledged or otherwise disposed of. Any shares of restricted stock or stock units that remain unvested on their holder’s termination of service will be immediately forfeited, except as otherwise provided by the Compensation Committee in the applicable award agreement. Unless otherwise provided by the Compensation Committee, holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the Compensation Committee pay provide that the dividends will be subject to the same or different vesting conditions and restrictions as applied to the original award. Holders of stock units have no voting rights as stockholders but may be provided with a right to receive dividend equivalents payable in cash or in additional stock units.

Performance and Annual Incentive Awards. The Compensation Committee may provide for stock- or cash-based awards under the Incentive Plan whose grant, vesting or settlement is conditioned upon the achievement of one or more specified goals tied to objective business criteria (described below) over such periods as the Compensation Committee determines. Annual incentive awards have performance period of up to one year, while performance awards may have a performance period of up to 10 years.

Performance and annual incentive awards granted under the Incentive Plan to covered employees are intended, if so determined by the Compensation Committee, to provide compensation that qualifies as “performance-based” for purposes of exemption from the limit on tax deductibility under Section 162(m) of the Code. Accordingly, such awards are earned solely upon the achievement of one or more objective performance goals established in writing by the Compensation Committee not later than 90 days after the beginning of the applicable performance period or such other date as required or permitted under Section 162(m). Performance goals are based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company on a consolidated basis or of specified subsidiaries or business units of the Company specified by the Compensation Committee. The Compensation Committee will base performance goals on one or more of the following business criteria:

•	Total stockholder return;

•	Total stockholder return as compared to total return of a known index;

•	Net income;

•	Pretax earnings;

•	Earnings before interest expense, taxes, depreciation and amortization, and credit-related charges;

•	Pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;

•	Operating margin;

•	Earnings per share;

•	Return on equity;

•	Return on capital;

•	Return on investment;

•	Return on assets;

•	Operating earnings;

•	Working capital;

•	Ratio of debt to stockholders’ equity;

•	Revenue;

•	Loan Growth;

•	Deposit Growth;

•	Quality Control, including, but not limited to, results of internal and external audits, regulatory examinations, and loan quality reviews; and

•	Measures of asset quality.

Payment of any performance or annual incentive award to a covered employee is contingent upon a written determination by the Compensation Committee of the achievement of the applicable performance goals and the amount of the award that has become payable as a result. The Compensation Committee, in its discretion, may reduce (but not increase) the amount of a performance or annual incentive award that is otherwise payable based on the achievement of performance goals. In granting a performance or annual incentive award, the Compensation Committee will specify the circumstances under which the award will be paid or forfeited in the event of the termination of the grantee’s service prior to the end of the applicable performance period or settlement of the award.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights either as a component of another award or as a separate award. Dividend equivalent rights are rights entitling the recipient to receive cash or shares of common stock equal in value to cash dividends paid with respect to a specified number of shares of common stock. Dividend equivalents may be paid at the time of the dividend payment on common stock or may be converted into additional shares of stock or stock units and settled at a specified later time, such as at the time a related award vests or is settled.

Effect of Corporate Transactions. The occurrence of a corporate transaction may cause awards granted under the Incentive Plan to vest in full and to be exercised or settled prior to the consummation of the transaction, unless the awards are assumed, continued or substituted for by the successor entity or its parent or subsidiary in connection with the corporate transaction. Alternatively, the Compensation Committee may elect to cancel any outstanding awards and pay, or cause to be paid, to the holder an amount in cash or securities having a value determined in accordance with the Incentive Plan. Any options or stock appreciation rights that are not assumed or continued will terminate upon the consummation of the corporate transaction. A corporate transaction means the Company’s dissolution or liquidation; a merger, consolidation, or reorganization in which the Company is not the surviving entity; a sale of substantially all of the Company’s assets or any transaction which results in any person or entity owning 50% or more of the combined voting power of the Company’s stock.

Change in Control Accelerated Vesting of Prior Plan Awards. With respect to the awards outstanding under the prior plans as of the effective date of the Incentive Plan, all such awards become fully vested, and, in the case of options, exercisable in connection with the consummation of a change in control as defined in the applicable prior plan, provided the award remains outstanding upon the change in control and relates to a continuing employee or other service provider and except to the extent retaining the unvested status of certain outstanding options eliminates any excise tax under section 4999 of the Code that, if applied, would produce an unfavorable net after-tax result for the option holder.

Summary of Federal Income Tax Considerations. The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonqualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonqualified stock options. A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Units Awards. A participant generally will recognize no income upon the grant of a stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Nonqualified Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Golden Parachute Payments. Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a change in control may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Section 4999. Under these provisions, the participant would be subject to a 20% excise tax on, and the Company would be denied a deduction with respect to, any “excess parachute payments.”

Awards Subject to Section 409A of the Code. Certain awards granted under the Incentive Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Incentive Plan to the contrary, the Compensation Committee is authorized, without the consent of any grantee, to amend the Incentive Plan or any award agreement as necessary to comply with Section 409A.

Plan Benefits. The amount and timing of awards granted under the Incentive Plan are determined in the sole discretion of the Compensation Committee and therefore cannot be determined in advance. The future awards that would be received under the Incentive Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment to the 2005 Stock Incentive Plan, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on the 2005 Stock Incentive Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to the Western Alliance Bancorporation 2005 Stock Incentive Plan.

Item 3. Advisory (Non-Binding) Vote on Executive Compensation

The Dodd-Frank Act requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, as well as an advisory vote with respect to whether future votes on executive compensation will be held every one, two or three years, which is the subject of Item 4 in this proxy statement.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and other related tables and disclosures therein.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of the Company and its affiliates, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible interests of management and stockholders. Our Board of Directors believes that our compensation policies and practices achieve these objectives.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors and Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

Item 4. Advisory (Non-Binding) Vote on Frequency of Executive Compensation Votes

As described in Item 3, the Dodd-Frank Act also requires that we include in this proxy statement for our 2012 Annual Meeting , a separate advisory (non-binding) vote on whether the vote on executive compensation should occur every one, two or three years. Stockholders have the option to vote for any one of the three options or abstain on the matter. We are required to solicit stockholder approval on the frequency of future advisory executive compensation proposals at least once every six years, although we may seek stockholder input more frequently.

The option of one year, two years or three years that receives votes representing the majority in voting power of shares present in person or represented by proxy and entitled to vote will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because this vote is advisory and is not binding on our Board of Directors, the Board may decide that it is in the best interests of us and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board believes that these votes should occur every year so stockholders may annually express their views on our executive compensation program. The Board values the opportunity to get feedback and will continue to consider the outcome of these votes in making executive compensation decisions.

The Board of Directors unanimously recommends that the stockholders vote to hold the non-binding vote on executive compensation “Every Year”.

Item 5. Ratification of Appointment of the Independent Auditor

The Audit Committee has appointed the firm of McGladrey & Pullen, LLP as the independent auditor to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2012 and the Company’s internal control over financial reporting as of December 31, 2012. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting. Although shareholder ratification of the appointment of the Company’s independent auditor is not required by our bylaws or otherwise, we are submitting the selection of McGladrey & Pullen, LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for the Company.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. The Company prepares reports for such filings of its officers and directors based on information supplied by them. Based solely on its review of such information, the Company believes that during the fiscal year ended December 31, 2011, its officers and directors were in compliance with all applicable filing requirements, except that: (i) Mr. Hendricks filed one late report for shares that were sold for taxes; and (ii) Mr. Hilton filed one late report on shares purchased in a family trust.

ADDITIONAL INFORMATION

Stockholder Proposals for 2013 Annual Meeting

Any proposal which a stockholder wishes to have included in the Company’s proxy statement and form of proxy relating to its 2013 Annual Meeting of stockholders must be received by the Company, directed to the attention of the Corporate Secretary, at its principal executive offices at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, no later than November 21, 2012. If a stockholder wishes to present a matter at the Company’s 2013 Annual Meeting that is outside the process for inclusion in the proxy statement, notice must be given to the Secretary not later than February 5, 2013. All stockholder proposals will be subject to and must comply with Nevada law and the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, as amended.

Annual Report on Form 10-K

The Company has filed its Annual Report on Form 10-K for its 2011 fiscal year with the SEC, and a copy of the Annual Report on Form 10-K is enclosed with this proxy statement. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary, or from the website, www.proxyvote.com.

Legal Proceedings

No director or executive officer of the Company is a party to any material pending legal proceedings or has a material interest in any such proceedings that is adverse to the Company or any of its subsidiaries.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notices of Internet Availability of Proxy Materials or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attn: Corporate Secretary, or by calling (602) 389-3500.

Other Business

Except as described above, the Company knows of no business to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the Proxy to vote in accordance with the determination of a majority of the Board of Directors on such matters.

BY ORDER OF THE

BOARD OF DIRECTORS

ROBERT G. SARVER

CHAIRMAN OF THE BOARD

Dated: March 23, 2012

Appendix A

WESTERN ALLIANCE BANCORPORATION

2005 STOCK INCENTIVE PLAN

Western Alliance Bancorporation, a Nevada corporation (the “Company”), sets forth herein the terms of its 2005 Stock Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, employees, consultants and advisors, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (on and after the IPO Date), restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

Furthermore, this Plan is an amendment and restatement of the Bankwest of Nevada 1997 Incentive Stock Option Plan and the Bankwest of Nevada 1997 Nonqualified Stock Option Plan (together, the “1997 Plans”), the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan (the “2000 SAR Plan”), the Western Alliance Bancorporation 2002 Stock Option Plan (the “2002 Plan”) and any other prior plan of the Company or a predecessor in effect prior to the Effective Date of this Plan under which stock options or other equity awards covering the Company’s Stock remain outstanding to a service provider (the “Prior Plans”). This Plan document therefore is intended to preserve material rights and features of the Prior Plans, and should any material provision of this Plan be determined to impair the rights of a Grantee under an Award granted prior to the Effective Date of this restated Plan, the Award Agreement covering the Award shall instead be treated as including the material provision as an explicit term, but only to the extent that such material provision does not affect the Award’s exempt status under Section 409A of the Code. In this regard, as of the Effective Date and notwithstanding the absence of an automatic change in control vesting provision under this restated Plan, any change in control vesting provision of a Prior Plan hereby is incorporated into the Awards outstanding as of the Effective Date and made under the applicable Prior Plan.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that directly or indirectly controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, or cash award under the Plan.

2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

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2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or an Affiliate; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or an Affiliate; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10 “Company” means Western Alliance Bancorporation.

2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12 “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.15 “Effective Date” means April 7, 2005, the date the Plan is approved by the Board.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day, as determined by the Board) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board’s reasonable application of a reasonable valuation method.

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2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20 “Grantee” means a person who receives or holds an Award under the Plan.

2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22 “IPO Date” means the closing date of the first sale of Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

2.23 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.24 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.25 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.26 “Option Proceeds” means, with respect to an Option, the sum of (i) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (ii) the value of all federal, state, and local deductions to which the Company is entitled with respect to the exercise of such Option determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

2.27 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.28 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.29 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.30 “Plan” means this Western Alliance Bancorporation 2005 Stock Incentive Plan.

2.31 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.32 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.33 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.34 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.35 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

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2.36 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.37 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.38 “Stock” means the common stock, par value $.0001 per share, of the Company.

2.39 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof. SARs may only be awarded under this Plan on and after the IPO Date, and during a period that the Company remains publicly traded. Notwithstanding the preceding sentence, SARs awarded under a Prior Plan on or before October 3, 2004 shall continue in effect under this Plan under the term then in effect under the Award Agreement for the respective SAR.

2.40 “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.41 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.42 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.43 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.44 “Transition Period” means the reliance period described in Treas. Reg. Section 1.162-27(f) or a successor provision.

2.45 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3. ADMINISTRATION OF THE PLAN

3.1. Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate for the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2. Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the articles of incorporation and by-laws of the Company and applicable law.

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(i) On and after the IPO Date, except as provided in subsection (ii) hereof and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) following the Transition Period qualify as “outside directors” within the meaning of Section 162(m) of the Code, and (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act, and (c) comply with the independence requirements, if any, of the stock exchange on which the Stock is listed.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

3.3. Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award, provided the number of shares of stock subject to an Award shall be determined prior to the Grant Date, except as otherwise provided in this Plan,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award, provided that in the event such action causes an Award that is otherwise exempt from Section 409A of the Code and the guidance issued thereunder to become subject to Section 409A of the Code and the guidance issued thereunder, the Award will comply with the requirements of Section 409A of the Code and the guidance issued thereunder. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom, while remaining in compliance with, or exempt from, the requirements of Section 409A of the Code. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

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The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

3.4. Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish in writing that is intended to satisfy Section 409A of the Code, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5. No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6. Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan taking into account shares originally available under the 1997 Plans, the 2000 SAR Plan, the 2002 Plan and any Prior Plan shall be 8,500,000. Of the shares of Stock so designated for issuance under the Plan, 2,248,550 shares represent Awards outstanding as of the Effective Date. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds (as defined herein) in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to number of shares of Stock reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than: (A) the amount of such Option Proceeds, divided by (B) the Fair Market Value on the date of exercise of the applicable Option.

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5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder relating to the period on or after the Effective Date shall be null and void and of no effect.

5.2. Term.

The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2. Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, but only after the Transition Period has expired:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one hundred fifty thousand (150,000) per calendar year;

(ii) the maximum number of shares of Stock that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is three hundred thousand (300,000) per calendar year; and

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $5,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $15,000,000.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

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6.4. Substitute or Exchange Awards.

Awards granted under the Plan may, in the discretion of the Board, be granted in substitution or exchange for any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate, provided that, to the extent such substitution or exchange causes an Award that is otherwise exempt from Section 409A of the Code and guidance issued thereunder to become subject to Section 409A of the Code and the guidance issued thereunder, the Award will comply with Section 409A of the Code and the guidance issued thereunder. Such substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. Notwithstanding anything in Section 8.1 or 9.1 below to the contrary, any Awards granted under this Section 6.4 that are in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate may be granted at an Option Price or grant price, as the case may be, at least equal to the Fair Market Value of the Stock.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2. Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

8.3. Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4. Termination from Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5. Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

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8.6. Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of whole shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number as is set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7. Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8. Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9. Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or pursuant to a domestic relations order as referred to in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

8.10. Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift; (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11. Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

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9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment.

An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the Fair Market Value of one share of Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

9.2. Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1. Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2. Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3. Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend (or legends) that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4. Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

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10.5. Rights of Holders of Stock Units.

10.5.1. Voting and Dividend Rights.

Holders of Stock Units shall have no right to vote any Stock promised upon settlement of the Stock Unit or to “vote” the Stock Unit. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2. Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6. Termination of Service.

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7. Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8. Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

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12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1. General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2. Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3. Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock) for any period that the Company is publicly traded, to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4. Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1. Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2. Termination of Service.

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

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14. TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1. Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.

14.2.1. Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

14.2.2. Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization, and credit-related charges; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) return on assets; (13) operating earnings; (14) working capital; (15) ratio of debt to stockholders’ equity; (16) revenue; (17) loan growth; (18) deposit growth; (19) quality control, including but not limited to, results of internal and external audits, regulatory examinations, and loan quality reviews; and (20) measures of asset quality. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

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14.2.3. Timing For Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

14.2.4. Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3. Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4. Status of Section 14.2 Awards Under Code Section 162(m).

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15. PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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16. REQUIREMENTS OF LAW

16.1. General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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17. EFFECT OF CHANGES IN CAPITALIZATION

17.1. Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Furthermore, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate to reflect such distribution, adjust (i) the number and kind of shares for which grants of Option and other Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and/or (iii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2. Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3. Corporate Transaction.

Except as otherwise provided in the applicable Award Agreement, and subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction:

(i) all outstanding shares of Restricted Stock shall be deemed to have vested as of the day immediately prior to the occurrence of such Corporate Transaction, conditioned upon the closing of such Corporate Transaction,

(ii) all outstanding Stock Units shall be deemed to have vested, and the shares of Stock subject thereto shall be delivered, in such manner and at such time as provided in the applicable Award Agreement, and

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(iii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

17.4. Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5. No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18. GENERAL PROVISIONS

18.1. Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

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18.2. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3. Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4. Exemption from Code Section 409A.

Except as otherwise provided, the terms of this Plan are intended to be exempt from Section 409A of the Code and the guidance issued thereunder. To the extent a provision of the Plan is not exempt from Section 409A of the Code and the applicable guidance thereunder, the Board may, in its sole discretion, take such steps as it deems reasonable to provide the coverage or benefits provided under the Plan so as to comply with Section 409A of the Code and the guidance issued thereunder.

18.5. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.6. Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.7. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

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18.8. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9. Governing Law.

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Nevada, to the extent not governed by federal law,other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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WESTERN ALLIANCE BANCORPORATION ATTN: DALE GIBBONS

ONE EAST WASHINGTON STREET 14th FLOOR

PHOENIX, AZ 85004

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

R1.0.0.11699 _1 0000132195

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All To withhold authority to vote for any

All All Except individual nominee(s), mark “For All

Except” and write the number(s) of the

The Board of Directors recommends you vote

nominee(s) on the line below.

FOR the following: 0 0 0

1 . Election of Directors

Nominees

01 Bruce Beach 02 William S. Boyd 03 Steven J. Hilton 04 Marianne Boyd Johnson 05 Kenneth A. Vecchione

The Board of Directors recommends you vote FOR The Board of Directors recommends you proposals 2 and 3. For Against Abstain vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain

2 Approve an amendment to the 2005 Stock 0 0 0 4 Vote, on a non-binding advisory basis, 0 0 0 0

Incentive Plan that will (i) increase by on the frequency of executive

2,000,000 the maximum number of shares compensation votes.

available for issuance thereunder; (ii)

increase the maximum number of shares of Stock

that can be awarded to any person eligible for

an award thereunder to 300,000 per calendar The Board of Directors recommends you vote FOR year; and (iii) provide for additional business the following proposal: For Against Abstain criteria upon which performance-based awards

may be based thereunder. 5 Ratify the appointment of McGladrey & Pullen, 0 0 0

LLP as the Company’s independent auditor.

3 Approve, on a non-binding advisory basis, 0 0 0 NOTE: Such other business as may properly come executive compensation. before the meeting or any adjournment thereof.

For address change/comments, mark here. 0

(see reverse for instructions) Yes No

Please indicate if you plan to attend this meeting 0 0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Each joint owner should sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Company Brochure is/are available at www.proxyvote.com .

WESTERN ALLIANCE BANCORPORATION

Annual Meeting of Stockholders April 24, 2012 8:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Dale Gibbons and Linda Mahan, jointly or severally, proxies, with the full power of substitution, to vote shares of common stock of WESTERN ALLIANCE BANCORPORATION owned of record by the undersigned and which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 08:00 AM, PDT on 4/24/12, at 1 E. Washington St., Ste 1400, Phoenix, AZ 85004, and any adjournment or postponement thereof, as specified on the reverse site of this card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

The undersigned also provides directions to Charles Schwab Trust Co., Trustee, to vote shares of common stock of Western Alliance Bancoporation allocated, respectively, to accounts of the undersigned under the Western Alliance Bancorporation 401(k) Plan, and which are entitled to be voted, at the aforesaid Annual Meeting or any adjournment thereof as specified on the reverse side of this card.

Where a vote is not specified:

The proxies will vote all such shares owned of record as recommended by the Board of Director on all proposals; and Charles Schwab Trust Co., as Trustee, will vote all such shares allocated to the Western Alliance Bancorporation 401(k) Plan account of the undersigned on all proposals in the same manner and proportion as shares for which voting instructions are received.

R1.0.0.11699 _2 0000132195

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side